UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3420

Oppenheimer Integrity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2018

Item 1. Reports to Stockholders.

Semiannual Report	6/30/2018

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/18

	Class A Shares of the Fund
				Bloomberg	FTSE Broad
	Without Sales	With Sales	Bloomberg	Barclays U.S.	Investment
	Charge	Charge	Barclays Credit	Aggregate Bond	Grade Bond
			Index	Index	Index
6-Month	-2.14%	-6.79%	-2.99%	-1.62%	-1.65%
1-Year	-0.74	-5.46	-0.65	-0.40	-0.45
5-Year	2.72	1.72	3.37	2.27	2.26
10-Year	0.23	-0.26	5.15	3.72	3.75

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

MARKET OVERVIEW

The U.S. economy continued to perform well during the reporting period. U.S. 2018 gross domestic product (GDP) is expected to be around 3%, significantly exceeding its 2% trend growth of this expansion. Private consumption, the driving force of the economy in recent years, is growing at a stable rate. Additionally, business fixed investment has gained momentum in recent months and is broadening across sectors. With increasingly less slack in the economy, strong profits, and the corporate tax cuts, investment should support growth and productivity improvements.

The Federal Reserve (Fed) hiked the Fed Funds target rate by 25 basis points twice – in March and June – ending the period in a range of 1.75% - 2.00%. The Fed is on track to deliver 1-2 more hikes this year, as the economy is near the Fed’s dual mandate of full employment and price stability. On the inflation front, underlying inflation is around the Fed’s 2% target. The unemployment rate is at historical lows; however, the rising labor participation rate and stable wage growth suggest that there may still be some slack in the labor market. The Federal Open Market Committee (FOMC) under new chair Jerome Powell’s leadership signaled that the Fed will remain cautious and tighten policy gradually, giving comfort to the markets. Thus far, the Fed’s hiking cycle has been orderly.

Despite the strength of the U.S. economy and the Fed’s orderly hiking cycle, international economic and geopolitical concerns were noticeable during the reporting period and caused some market turbulence. Trade tensions were on the rise and there were pockets of political issues. Such tensions, especially regarding trade, made an impact on some investment decisions, as noted in the Fed’s minutes. So far, the measures implemented are not of major economic significance, in our view. At this point, we believe there is more rhetoric than actual impactful decisions. The risk remains, however, that trade issues hit confidence or that retaliations could lead to more significant measures. While these are still not the baseline, risks are elevated and worth carefully monitoring.

In this environment, markets were volatile this reporting period. Equity markets in the U.S. produced positive results and outperformed international equities, with the S&P 500 Index returning 2.65% and the MSCI All Country World Index returning -0.43%. Fixed income markets generally produced negative returns this reporting period. The 10-year U.S. Treasury rate started the reporting period at 2.41% and hit a high of 3.11% in May, before ending the reporting period at 2.86%. U.S. Treasuries (as represented by the Bloomberg Barclays U.S. Treasury Index) produced negative results, with a -1.62% return. The FTSE US Broad Investment-Grade Bond Index also lost value, returning -1.65%. Credit underperformed for the reporting period, with the Bloomberg Barclays U.S. Credit Index returning -2.99%.

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FUND REVIEW

Against this backdrop, the Fund’s Class A shares (without sales charge) produced a return of -2.14% during the reporting period, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index (“the Index”). In a period where credit underperformed U.S. Treasuries, the Fund’s strategic underweight position to U.S. Treasuries was the largest detractor from performance versus the Index. In addition, the Fund’s position in investment grade corporate credit detracted from performance this reporting period.

Positive contributors to performance this reporting period included the Fund’s security selection in asset-backed securities (“ABS”), where we favored auto ABS given what we view as attractive fundamentals in the space. In addition, the Fund’s allocation to non-agency mortgage-backed securities (“MBS”) benefited performance.

STRATEGY & OUTLOOK

We believe macroeconomic fundamentals should remain solid with a potential increase in U.S. growth due to the stimulus package and tax reform. We believe the Fed will raise interest rates two more times this year depending on economic data after the most recent increase in June. We generally maintain a neutral duration position.

Krishna Memani
Portfolio Manager

However, given the Fed’s interest in continuing to raise short-term interest rates, we have sought to reduce interest rate risk with a slightly shorter effective duration of 5.09 years relative to the Index’s duration of 5.99 years.

On a sector level, we continue to maintain our strategic underweight to U.S. Treasuries. In lieu of U.S. Treasuries, we continue to maintain our overweight in agency MBS relative to the Index. We believe the sector’s high-quality and spread above U.S. Treasuries make it an attractive area to add incremental yield potential to the portfolio. Within structured credit, we continue to avoid student loans and more esoteric ABS. We continue to favor auto ABS given what we view as the sector’s attractive fundamentals, carry and solid structures. We have also maintained a smaller overweight in commercial MBS and remain up-in-structure there. Overall, we are more cautious on credit in general as we believe we currently reside in the fourth quarter of the credit cycle. We remain cautiously engaged in investment-grade corporate credit with modest exposure to typically high Sharpe Ratio BB-rated corporates. As a result, we continue to be less likely to meaningfully increase credit risk, absent specific relative value opportunities. We typically avoid B-rated and below high yield corporate bonds as well as emerging market debt.

Peter A. Strzalkowski, CFA
Portfolio Manager

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Top Holdings and Allocations

PORTFOLIO ALLOCATION
Mortgage-Backed Obligations
Government Agency	31.3%
Non-Agency	10.6
Non-Convertible Corporate Bonds and Notes	34.0
Short-Term Notes	12.7
Asset-Backed Securities	10.1
Investment Company
Oppenheimer Institutional Government Money Market Fund	1.1
U.S. Government Obligations	0.2

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on the total market value of investments.

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES

Commercial Banks	6.6%
Capital Markets	3.2
Oil, Gas & Consumable Fuels	3.2
Electric Utilities	2.3
Diversified Telecommunication Services	2.2
Automobiles	2.1
Insurance	1.6
Media	1.6
Beverages	1.6
Food Products	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	-2.14%	-0.74%	2.72%	0.23%
Class C (OPBCX)	7/11/95	-2.67	-1.70	1.87	-0.54
Class I (OPBIX)	4/27/12	-2.12	-0.40	3.08	3.23	*
Class R (OPBNX)	3/1/01	-2.44	-1.21	2.38	-0.05
Class Y (OPBYX)	4/27/98	-2.02	-0.47	2.97	0.50

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/18
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	-6.79%	-5.46%	1.72%	-0.26%
Class C (OPBCX)	7/11/95	-3.64	-2.66	1.87	-0.54
Class I (OPBIX)	4/27/12	-2.12	-0.40	3.08	3.23	*
Class R (OPBNX)	3/1/01	-2.44	-1.21	2.38	-0.05
Class Y (OPBYX)	4/27/98	-2.02	-0.47	2.97	0.50

* Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 6/30/18

Class A	3.54%
Class C	2.91
Class I	4.07
Class R	3.42
Class Y	4.01

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 6/30/18

Class A	3.48%
Class C	2.91
Class I	4.06
Class R	3.42
Class Y	3.90

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended June 30, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and

6      OPPENHEIMER TOTAL RETURN BOND FUND

then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended June 30, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the FTSE Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2018	June 30, 2018	June 30, 2018
Class A	$1,000.00	$978.60	$3.69
Class C	1,000.00	973.30	7.61
Class I	1,000.00	978.80	1.96
Class R	1,000.00	975.60	5.16
Class Y	1,000.00	979.80	2.21

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.08	3.77
Class C	1,000.00	1,017.11	7.78
Class I	1,000.00	1,022.81	2.01
Class R	1,000.00	1,019.59	5.27
Class Y	1,000.00	1,022.56	2.26

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2018 are as follows:

Class	Expense Ratios
Class A	0.75%
Class C	1.55
Class I	0.40
Class R	1.05
Class Y	0.45

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

	Principal Amount	Value
Asset-Backed Securities—14.3%
Auto Loan—10.1%
American Credit Acceptance Receivables Trust:
Series 2015-1, Cl. C, 4.29%, 4/12/21[1]	$823,254	$825,880
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	27,620	27,629
Series 2015-3, Cl. C, 4.84%, 10/12/21[1]	4,445,000	4,483,415
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	1,875,000	1,905,797
Series 2016-4, Cl. B, 2.11%, 2/12/21[1]	1,108,453	1,107,210
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	1,235,000	1,231,857
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	1,000,000	996,604
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	2,831,000	2,813,757
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	3,368,000	3,341,907
Series 2018-2, Cl. B, 3.46%, 8/10/22[1]	4,330,000	4,335,387
Series 2018-2, Cl. C, 3.70%, 7/10/24[1]	4,275,000	4,279,801
AmeriCredit Automobile Receivables Trust:
Series 2015-2, Cl. D, 3.00%, 6/8/21	4,152,000	4,150,509
Series 2017-2, Cl. D, 3.42%, 4/18/23	3,735,000	3,718,398
Series 2017-3, Cl. D, 3.18%, 7/18/23	4,000,000	3,960,209
Series 2017-4, Cl. D, 3.08%, 12/18/23	1,895,000	1,863,915
Cabela’s Credit Card Master Note Trust, Series 2015-2, Cl. A2, 2.743% [LIBOR01M+67], 7/17/23[2]	9,110,000	9,184,259
Capital Auto Receivables Asset Trust, Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	560,000	555,962
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	105,699	105,537
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	930,000	927,946
Series 2015-3, Cl. D, 3.27%, 3/15/22	3,045,000	3,043,454
Series 2016-1, Cl. D, 3.11%, 8/15/22	2,045,000	2,037,943
Series 2016-3, Cl. D, 2.94%, 1/17/23	1,330,000	1,313,148
Series 2016-4, Cl. D, 2.91%, 4/17/23	3,105,000	3,053,844
Series 2017-1, Cl. D, 3.43%, 7/17/23	2,675,000	2,662,271
Series 2017-4, Cl. D, 3.30%, 5/15/24	1,435,000	1,415,672
Series 2018-1, Cl. D, 3.37%, 7/15/24	1,095,000	1,086,839
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	1,233,611	1,225,933
CPS Auto Receivables Trust:
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	511,375	509,661
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	1,275,000	1,264,793
Series 2017-D, Cl. B, 2.43%, 1/18/22[1]	2,390,000	2,365,347
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	2,080,000	2,064,016
Series 2018-B, Cl. B, 3.23%, 7/15/22[1]	2,480,000	2,475,743
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	735,000	733,058
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	2,865,000	2,827,659
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	1,990,000	1,981,813
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	2,840,000	2,816,516
Series 2018-2A, Cl. C, 4.16%, 9/15/27[1]	1,785,000	1,797,224
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	220,000	221,305

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	Principal Amount	Value
Auto Loan (Continued)
Drive Auto Receivables Trust: (Continued)
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	$1,535,000	$1,549,218
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	959,069	960,811
Series 2016-CA, Cl. C, 3.02%, 11/15/21[1]	1,725,000	1,726,620
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,905,000	1,929,466
Series 2017-1, Cl. B, 2.36%, 3/15/21	1,975,000	1,972,844
Series 2017-3, Cl. C, 2.80%, 7/15/22	1,590,000	1,585,224
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	4,240,000	4,241,236
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	2,685,000	2,702,370
Series 2018-1, Cl. D, 3.81%, 5/15/24	2,545,000	2,542,577
Series 2018-2, Cl. D, 4.14%, 8/15/24	4,985,000	5,016,680
DT Auto Owner Trust:
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	1,162,696	1,169,902
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	3,005,000	3,103,357
Series 2017-1A, Cl. C, 2.70%, 11/15/22[1]	1,799,000	1,793,143
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	2,085,000	2,085,299
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	1,815,000	1,848,554
Series 2017-2A, Cl. B, 2.44%, 2/15/21[1]	2,745,000	2,739,619
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	2,405,000	2,402,812
Series 2017-3A, Cl. B, 2.40%, 5/17/21[1]	2,455,000	2,445,373
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	2,710,000	2,743,908
Series 2017-4A, Cl. C, 2.86%, 7/17/23[1]	1,515,000	1,506,334
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	5,210,000	5,177,500
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	1,995,000	1,986,972
Series 2018-1A, Cl. B, 3.04%, 1/18/22[1]	2,275,000	2,267,834
Series 2018-2A, Cl. B, 3.43%, 5/16/22[1]	1,300,000	1,300,576
Exeter Automobile Receivables Trust, Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	2,255,000	2,236,663
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	360,000	362,187
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	4,265,000	4,439,387
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]	4,833,742	4,807,125
GM Financial Automobile Leasing Trust:
Series 2017-3, Cl. C, 2.73%, 9/20/21	1,565,000	1,547,550
Series 2018-2, Cl. C, 3.50%, 4/20/22	2,245,000	2,244,932
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 5.391% [LIBOR01M+330], 9/27/21[1,2]	900,000	904,968
Series 2017-1, Cl. C, 3.641% [LIBOR01M+155], 6/27/22[1,2]	750,000	753,383
Series 2017-1, Cl. D, 4.391% [LIBOR01M+230], 6/27/22[1,2]	865,000	865,945
Santander Drive Auto Receivables Trust:
Series 2015-5, Cl. D, 3.65%, 12/15/21	1,665,000	1,675,806
Series 2016-2, Cl. D, 3.39%, 4/15/22	1,975,000	1,981,084
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,900,000	1,888,776
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	5,845,000	5,947,733
Series 2017-2, Cl. D, 3.49%, 7/17/23	2,875,000	2,873,992
Series 2017-3, Cl. D, 3.20%, 11/15/23	3,750,000	3,719,624
Series 2018-1, Cl. D, 3.32%, 3/15/24	1,605,000	1,580,225
Series 2018-2, Cl. D, 3.88%, 2/15/24	2,665,000	2,655,787

11      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan (Continued)
Santander Drive Auto Receivables Trust: (Continued)
Series 2018-3, Cl. C, 3.51%, 8/15/23	$6,900,000	$6,907,526
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	2,575,000	2,539,932
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	1,510,000	1,502,063
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	3,475,000	3,462,601
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	1,226,377	1,221,582
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	3,485,000	3,553,441
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	4,070,000	4,085,241
Series 2018-1A, Cl. C, 2.92%, 5/15/23[1]	2,340,000	2,320,675
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	4,490,000	4,465,304
		212,053,979

Credit Card—3.6%
Cabela’s Credit Card Master Note Trust:
Series 2015-1A, Cl. A2, 2.613% [LIBOR01M+54], 3/15/23[2]	6,720,000	6,757,991
Series 2016-1, Cl. A1, 1.78%, 6/15/22	6,793,000	6,722,792
Series 2016-1, Cl. A2, 2.923% [LIBOR01M+85], 6/15/22[2]	3,220,000	3,237,571
Capital One Multi-Asset Execution Trust, Series 2016-A3, Cl. A3, 1.34%, 4/15/22	2,305,000	2,275,325
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	10,621,000	10,560,615
Discover Card Execution Note Trust, Series 2016-A4, Cl. A4, 1.39%, 3/15/22	7,570,000	7,448,259
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	2,050,000	2,036,567
Series 2016-B, Cl. A, 1.44%, 6/15/22	5,912,000	5,903,850
Series 2016-C, Cl. A, 1.72%, 8/15/23	4,778,000	4,706,948
Series 2017-A, Cl. A, 2.12%, 3/15/24	5,055,000	4,969,950
Series 2017-B, Cl. A, 1.98%, 6/15/23	6,455,000	6,400,742
Series 2017-C, Cl. A, 2.31%, 8/15/24	5,740,000	5,633,921
Series 2018-A, Cl. A, 3.07%, 12/16/24	7,965,000	7,933,826
		74,588,357

Equipment—0.5%
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	2,915,000	2,861,663
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	1,320,000	1,307,349
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	381,000	376,689
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	960,000	937,674
Dell Equipment Finance Trust, Series 2018-1, Cl. B, 3.34%, 6/22/23[1]	1,366,000	1,365,799
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	110,928	110,216

12      OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Equipment (Continued)
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[1]	$2,545,000	$2,504,709
		9,464,099
Loans: Other—0.1%
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	955,000	941,857
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	1,135,309	1,128,593
		2,070,450
Total Asset-Backed Securities (Cost $299,640,721)		298,176,885

Mortgage-Backed Obligations—59.2%
Government Agency—44.3%
FHLMC/FNMA/FHLB/Sponsored—34.5%
Federal Home Loan Mortgage Corp. Gold Pool:
5.50%, 9/1/39	1,317,908	1,411,000
6.00%, 7/1/24-11/1/37	204,366	225,042
6.50%, 4/1/21-4/1/34	240,060	264,523
7.00%, 7/1/21-10/1/37	2,022,130	2,252,407
9.00%, 8/1/22-5/1/25	4,835	5,147
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 76.028%, 4/1/27[3]	213,726	42,182
Series 192, Cl. IO, 99.999%, 2/1/28[3]	27,165	5,611
Series 206, Cl. IO, 0.00%, 12/15/29[3,4]	53,125	13,424
Series 243, Cl. 6, 1.981%, 12/15/32[3]	172,371	28,953
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	2,953,302	2,896,402
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.207%, 6/1/26[5]	29,798	27,365
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	1,043	1,077
Series 1590, Cl. IA, 3.123% [LIBOR01M+105], 10/15/23[2]	439,853	448,995
Series 2034, Cl. Z, 6.50%, 2/15/28	4,157	4,500
Series 2043, Cl. ZP, 6.50%, 4/15/28	578,601	636,784
Series 2046, Cl. G, 6.50%, 4/15/28	215,844	240,421
Series 2053, Cl. Z, 6.50%, 4/15/28	3,827	4,263
Series 2063, Cl. PG, 6.50%, 6/15/28	269,341	301,172
Series 2145, Cl. MZ, 6.50%, 4/15/29	83,005	92,523
Series 2148, Cl. ZA, 6.00%, 4/15/29	127,218	137,476
Series 2195, Cl. LH, 6.50%, 10/15/29	235,683	257,011
Series 2326, Cl. ZP, 6.50%, 6/15/31	71,540	77,065
Series 2341, Cl. FP, 2.973% [LIBOR01M+90], 7/15/31[2]	123,491	126,834
Series 2423, Cl. MC, 7.00%, 3/15/32	446,779	497,955
Series 2461, Cl. PZ, 6.50%, 6/15/32	492,543	534,371
Series 2463, Cl. F, 3.073% [LIBOR01M+100], 6/15/32[2]	456,391	470,215
Series 2635, Cl. AG, 3.50%, 5/15/32	395,388	393,545
Series 2676, Cl. KY, 5.00%, 9/15/23	497,414	516,306
Series 2707, Cl. QE, 4.50%, 11/15/18	9,435	9,445

13      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2770, Cl. TW, 4.50%, 3/15/19	$7,692	$7,721
Series 3010, Cl. WB, 4.50%, 7/15/20	67,947	68,758
Series 3025, Cl. SJ, 17.148% [LIBOR01M+2,475], 8/15/35[2]	90,489	121,454
Series 3030, Cl. FL, 2.473% [LIBOR01M+40], 9/15/35[2]	247,340	248,509
Series 3645, Cl. EH, 3.00%, 12/15/20	4,585	4,588
Series 3741, Cl. PA, 2.15%, 2/15/35	172,438	172,249
Series 3815, Cl. BD, 3.00%, 10/15/20	1,500	1,500
Series 3822, Cl. JA, 5.00%, 6/15/40	195,979	201,215
Series 3840, Cl. CA, 2.00%, 9/15/18	771	770
Series 3848, Cl. WL, 4.00%, 4/15/40	515,673	520,994
Series 3857, Cl. GL, 3.00%, 5/15/40	18,794	18,910
Series 4057, Cl. QI, 4.903%, 6/15/27[3]	11,584,459	983,587
Series 4221, Cl. HJ, 1.50%, 7/15/23	619,969	605,299
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2129, Cl. S, 54.253%, 2/15/29[3]	286,541	43,768
Series 2130, Cl. SC, 63.138%, 3/15/29[3]	71,363	9,367
Series 2134, Cl. SB, 71.243%, 3/15/29[3]	81,832	9,410
Series 2422, Cl. SJ, 0.00%, 1/15/32[3,4]	280,169	39,719
Series 2493, Cl. S, 12.478%, 9/15/29[3]	21,717	3,502
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	576,086	79,583
Series 2796, Cl. SD, 78.653%, 7/15/26[3]	136,077	16,365
Series 2920, Cl. S, 19.773%, 1/15/35[3]	586,868	80,904
Series 2922, Cl. SE, 18.864%, 2/15/35[3]	457,440	58,898
Series 2981, Cl. AS, 2.173%, 5/15/35[3]	1,206,945	128,692
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	1,177,444	165,316
Series 3005, Cl. WI, 0.00%, 7/15/35[3,4]	354,953	80,039
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	220,782	35,287
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	88,802	7,906
Series 3450, Cl. BI, 10.998%, 5/15/38[3]	2,450,557	333,870
Series 3606, Cl. SN, 15.071%, 12/15/39[3]	676,536	84,362
Federal National Mortgage Assn.:
2.50%, 7/1/33[6]	32,995,000	32,068,663
3.00%, 7/1/33-8/1/48[6]	72,745,000	71,100,532
3.50%, 7/1/33-8/1/48[6]	229,855,000	229,131,923
4.00%, 8/1/48[6]	58,320,000	59,372,496
4.50%, 8/1/48[6]	201,370,000	209,318,608
5.00%, 8/1/48[6]	77,835,000	82,303,299
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	7,262	7,389
5.50%, 12/1/18-5/1/36	954,867	1,038,752
6.00%, 5/1/20	1,553	1,556
6.50%, 10/1/19-11/1/31	1,507,723	1,664,756
7.00%, 4/1/33-4/1/34	962,123	1,084,901
7.50%, 1/1/33-8/1/33	1,436,171	1,634,700
8.50%, 7/1/32	3,744	3,807

14      OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 99.999%, 6/25/23[3]	$184,381	$21,686
Series 247, Cl. 2, 0.00%, 10/25/23[3,4]	21,109	2,654
Series 252, Cl. 2, 99.999%, 11/25/23[3]	179,141	24,236
Series 254, Cl. 2, 99.999%, 1/25/24[3]	349,081	49,169
Series 301, Cl. 2, 19.206%, 4/25/29[3]	102,716	21,541
Series 303, Cl. IO, 49.08%, 11/25/29[3]	23,229	5,454
Series 319, Cl. 2, 10.186%, 2/25/32[3]	82,525	18,504
Series 320, Cl. 2, 50.919%, 4/25/32[3]	1,680,191	409,474
Series 321, Cl. 2, 17.135%, 4/25/32[3]	256,059	60,615
Series 324, Cl. 2, 9.752%, 7/25/32[3]	118,596	28,743
Series 331, Cl. 9, 14.397%, 2/25/33[3]	945,442	189,129
Series 334, Cl. 14, 15.869%, 2/25/33[3]	822,800	193,263
Series 334, Cl. 15, 0.00%, 2/25/33[3,4]	545,405	123,635
Series 334, Cl. 17, 23.871%, 2/25/33[3]	29,262	7,113
Series 339, Cl. 12, 0.00%, 6/25/33[3,4]	628,671	160,583
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	635,288	140,185
Series 343, Cl. 13, 99.999%, 9/25/33[3]	750,405	156,791
Series 343, Cl. 18, 99.999%, 5/25/34[3]	424,011	100,665
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	320,917	73,571
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	249,980	60,895
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	442,902	87,109
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	314,682	68,361
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	154,558	33,735
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	409,901	100,082
Series 364, Cl. 16, 0.00%, 9/25/35[3,4]	562,230	137,180
Series 365, Cl. 16, 0.00%, 3/25/36[3,4]	355,689	72,510
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-104, Cl. ZB, 6.50%, 7/25/23	62,230	65,682
Series 1993-87, Cl. Z, 6.50%, 6/25/23	61,077	64,154
Series 1996-35, Cl. Z, 7.00%, 7/25/26	21,510	23,251
Series 1998-58, Cl. PC, 6.50%, 10/25/28	131,436	142,740
Series 1998-61, Cl. PL, 6.00%, 11/25/28	176,370	190,801
Series 1999-54, Cl. LH, 6.50%, 11/25/29	262,265	284,740
Series 1999-60, Cl. PG, 7.50%, 12/25/29	1,346,646	1,504,506
Series 2001-51, Cl. OD, 6.50%, 10/25/31	233,130	247,133
Series 2002-56, Cl. FN, 3.091% [LIBOR01M+100], 7/25/32[2]	156,034	158,951
Series 2003-100, Cl. PA, 5.00%, 10/25/18	12,465	12,458
Series 2003-130, Cl. CS, 9.918% [-2 x LIBOR01M+1,410], 12/25/33[2]	325,893	335,851
Series 2003-21, Cl. FK, 2.491% [LIBOR01M+40], 3/25/33[2]	37,966	38,016
Series 2003-84, Cl. GE, 4.50%, 9/25/18	567	566
Series 2004-25, Cl. PC, 5.50%, 1/25/34	14,705	14,803
Series 2005-104, Cl. MC, 5.50%, 12/25/25	949,590	1,001,784
Series 2005-109, Cl. AH, 5.50%, 12/25/25	2,658,264	2,765,777
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,665,231
Series 2005-71, Cl. DB, 4.50%, 8/25/25	217,155	221,635
Series 2005-73, Cl. DF, 2.341% [LIBOR01M+25], 8/25/35[2]	236,976	237,877

15      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2006-50, Cl. SK, 16.533% [-3.667 x LIBOR01M+2,420], 6/25/36[2]	$333,203	$461,422
Series 2008-75, Cl. DB, 4.50%, 9/25/23	16,673	16,689
Series 2009-113, Cl. DB, 3.00%, 12/25/20	89,614	89,609
Series 2009-36, Cl. FA, 3.031% [LIBOR01M+94], 6/25/37[2]	202,660	207,349
Series 2009-70, Cl. TL, 4.00%, 8/25/19	8,406	8,404
Series 2010-43, Cl. KG, 3.00%, 1/25/21	31,992	32,010
Series 2011-15, Cl. DA, 4.00%, 3/25/41	121,550	121,097
Series 2011-3, Cl. EL, 3.00%, 5/25/20	117,951	117,858
Series 2011-3, Cl. KA, 5.00%, 4/25/40	829,258	863,643
Series 2011-38, Cl. AH, 2.75%, 5/25/20	757	756
Series 2011-82, Cl. AD, 4.00%, 8/25/26	90,075	90,297
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 99.999%, 3/17/31[3]	21,263	1,559
Series 2001-61, Cl. SE, 3.482%, 11/18/31[3]	129,973	20,848
Series 2001-65, Cl. S, 5.852%, 11/25/31[3]	267,343	51,668
Series 2001-81, Cl. S, 8.031%, 1/25/32[3]	39,733	6,540
Series 2002-12, Cl. SB, 4.385%, 7/25/31[3]	63,470	10,840
Series 2002-2, Cl. SW, 0.00%, 2/25/32[3,4]	75,179	12,664
Series 2002-38, Cl. SO, 25.377%, 4/25/32[3]	45,497	6,513
Series 2002-41, Cl. S, 20.939%, 7/25/32[3]	417,792	71,967
Series 2002-47, Cl. NS, 7.531%, 4/25/32[3]	124,747	20,866
Series 2002-5, Cl. SD, 99.999%, 2/25/32[3]	53,560	8,158
Series 2002-51, Cl. S, 7.892%, 8/25/32[3]	114,542	18,270
Series 2002-52, Cl. SD, 39.20%, 9/25/32[3]	181,314	30,839
Series 2002-60, Cl. SM, 0.00%, 8/25/32[3,4]	364,741	49,538
Series 2002-60, Cl. SY, 99.999%, 4/25/32[3]	369,634	12,818
Series 2002-64, Cl. SD, 10.057%, 4/25/27[3]	166,026	23,910
Series 2002-7, Cl. SK, 1.55%, 1/25/32[3]	221,602	32,725
Series 2002-75, Cl. SA, 11.032%, 11/25/32[3]	225,992	37,824
Series 2002-77, Cl. BS, 11.134%, 12/18/32[3]	451,813	76,131
Series 2002-77, Cl. IS, 25.529%, 12/18/32[3]	77,513	13,729
Series 2002-77, Cl. SH, 12.584%, 12/18/32[3]	59,112	9,314
Series 2002-84, Cl. SA, 2.488%, 12/25/32[3]	57,519	9,501
Series 2002-89, Cl. S, 13.704%, 1/25/33[3]	608,012	107,758
Series 2002-9, Cl. MS, 7.705%, 3/25/32[3]	3,425	618
Series 2002-90, Cl. SN, 0.00%, 8/25/32[3,4]	331,867	45,073
Series 2002-90, Cl. SY, 0.296%, 9/25/32[3]	182,849	25,769
Series 2003-14, Cl. OI, 38.959%, 3/25/33[3]	881,541	198,116
Series 2003-26, Cl. IK, 49.874%, 4/25/33[3]	374,042	84,026
Series 2003-33, Cl. SP, 5.534%, 5/25/33[3]	352,345	68,773
Series 2003-4, Cl. S, 0.00%, 2/25/33[3,4]	104,089	19,651
Series 2003-52, Cl. NS, 1.021%, 6/25/23[3]	1,172,097	67,103
Series 2004-54, Cl. DS, 58.196%, 11/25/30[3]	35,420	5,118
Series 2004-56, Cl. SE, 5.658%, 10/25/33[3]	475,898	79,525
Series 2005-12, Cl. SC, 25.068%, 3/25/35[3]	217,734	29,707

16      OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-40, Cl. SA, 26.746%, 5/25/35[3]	$318,347	$42,010
Series 2005-52, Cl. JH, 30.811%, 5/25/35[3]	643,975	77,140
Series 2005-6, Cl. SE, 47.976%, 2/25/35[3]	609,034	83,728
Series 2005-93, Cl. SI, 0.108%, 10/25/35[3]	423,053	55,806
Series 2006-53, Cl. US, 16.151%, 6/25/36[3]	31,844	4,110
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	239,872	21,467
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	14,025	698
Series 2011-96, Cl. SA, 7.664%, 10/25/41[3]	985,885	133,029
Series 2012-134, Cl. SA, 2.356%, 12/25/42[3]	2,672,331	446,672
Series 2012-40, Cl. PI, 10.579%, 4/25/41[3]	1,892,638	296,821
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.334%, 9/25/23[5]	59,429	55,050
		721,591,901
GNMA/Guaranteed—9.8%
Government National Mortgage Assn. II Pool:
2.75% [H15T1Y+150], 7/20/25-7/20/27[2]	4,565	4,687
3.50%, 7/1/48[6]	69,445,000	69,694,566
4.00%, 7/1/48[6]	132,260,000	135,532,922
11.00%, 10/20/19	39	39
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 99.999%, 2/16/32[3]	204,208	2,143
Series 2002-41, Cl. GS, 99.999%, 6/16/32[3]	39,624	1,802
Series 2002-76, Cl. SY, 13.672%, 12/16/26[3]	77,771	7,824
Series 2007-17, Cl. AI, 45.732%, 4/16/37[3]	1,383,730	191,371
Series 2011-52, Cl. HS, 21.863%, 4/16/41[3]	4,148,588	470,693
		205,906,047
Non-Agency—14.9%
Commercial—6.9%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 99.999%, 4/14/29[3]	1,037,331	594
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[1,2]	292,923	294,216
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 13.898%, 1/15/51[3]	35,485,936	1,410,761
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[3,4,7,8]	88,588	1,886
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 14.496%, 11/13/50[3]	11,812,696	739,676
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.602%, 1/25/36[9]	1,148,328	1,087,411
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Cl. AAB, 2.608%, 9/10/45	1,567,383	1,552,623
Series 2013-GC17, Cl. XA, 0.00%, 11/10/46[3,4]	19,284,959	636,272
Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	1,515,000	1,528,611

17      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 13.828%, 10/12/503	$31,117,369	$2,308,875
COMM Mortgage Trust:
Series 2012-CR3, Cl. ASB, 2.372%, 10/15/45	294,948	291,126
Series 2012-LC4, Cl. A3, 3.069%, 12/10/44	621,846	622,041
Series 2013-CR13, Cl. ASB, 3.706%, 11/10/46	2,890,000	2,933,992
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,945,000	2,888,389
Series 2014-CR17, Cl. ASB, 3.598%, 5/10/47	5,065,000	5,127,844
Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	1,020,000	1,022,340
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	6,135,175	6,152,739
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	2,865,000	2,923,281
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	5,720,000	5,758,939
Series 2015-CR22, Cl. A2, 2.856%, 3/10/48	1,959,000	1,955,228
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 23.205%, 12/10/45[3]	12,729,904	720,034
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	948,204	794,003
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 2.741% [US0001M+65], 11/25/35[2]	792,037	615,988
FREMF Mortgage Trust:
Series 2010-K6, Cl. B, 5.542%, 12/25/46[1,9]	900,000	927,872
Series 2013-K25, Cl. C, 3.744%, 11/25/45[1,9]	605,000	587,068
Series 2013-K26, Cl. C, 3.721%, 12/25/45[1,9]	1,165,000	1,128,783
Series 2013-K27, Cl. C, 3.615%, 1/25/46[1,9]	650,000	626,405
Series 2013-K28, Cl. C, 3.61%, 6/25/46[1,9]	2,580,000	2,547,693
Series 2013-K713, Cl. C, 3.262%, 4/25/46[1,9]	1,075,000	1,069,964
Series 2014-K714, Cl. C, 3.981%, 1/25/47[1,9]	815,402	819,153
Series 2014-K715, Cl. C, 4.265%, 2/25/46[1,9]	230,000	229,516
Series 2015-K44, Cl. B, 3.81%, 1/25/48[1,9]	1,175,000	1,156,850
Series 2017-K62, Cl. B, 4.004%, 1/25/50[1,9]	1,040,000	1,024,983
Series 2017-K724, Cl. B, 3.601%, 11/25/23[1,9]	780,000	756,449
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	6,735,000	6,744,000
GS Mortgage Securities Trust:
Series 2012-GC6, Cl. A3, 3.482%, 1/10/45	1,414,657	1,427,453
Series 2012-GC6, Cl. AS, 4.948%, 1/10/45[1]	1,666,000	1,737,591
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	536,006	530,391
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	885,000	927,994
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	1,333,000	1,349,646
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[1,9]	1,721,389	1,661,082
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6, Cl. ASB, 3.144%, 5/15/45	2,127,656	2,130,217
Series 2012-LC9, Cl. A4, 2.611%, 12/15/47	335,000	329,673
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	4,205,000	4,151,407
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	3,490,000	3,642,132
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	1,722,000	1,687,671
Series 2013-LC11, Cl. ASB, 2.554%, 4/15/46	745,948	736,443
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	3,950,000	3,998,919
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	3,095,000	3,018,602
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.692%, 7/25/35[9]	1,009,773	1,038,972

18      OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial (Continued)
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.278%, 7/26/36[1,9]	$1,366,665	$1,315,620
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Cl. ASB, 3.705%, 1/15/47	1,130,000	1,146,399
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	1,525,000	1,528,105
Series 2014-C19, Cl. ASB, 3.584%, 4/15/47	635,000	641,794
Series 2014-C24, Cl. B, 4.116%, 11/15/47[9]	2,630,000	2,641,708
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	6,036,000	6,109,002
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	4,415,000	4,400,604
Series 2015-C28, Cl. AS, 3.532%, 10/15/48	3,400,000	3,333,219
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[3,4]	49,340	3
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,8,9]	20,098	14,586
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Cl. AAB, 2.469%, 2/15/46	1,491,256	1,470,988
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	2,730,000	2,685,351
Series 2014-C19, Cl. AS, 3.832%, 12/15/47	5,035,000	5,013,896
Morgan Stanley Capital I Trust:
Series 2011-C1, 5.033%, 9/15/47[1,9]	1,637,031	1,687,613
Series 2011-C2, Cl. A4, 4.661%, 6/15/44[1]	1,815,000	1,880,360
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 12.66%, 12/15/50[3]	13,313,603	796,256
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.059%, 11/26/36[1,9]	2,149,218	1,936,279
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.475%, 6/26/46[1,9]	607,056	606,667
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.644%, 7/26/45[1,9]	230,269	235,937
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 13.993%, 11/15/50[3]	20,256,294	1,355,523
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	5,135,000	5,069,799
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 12.341%, 12/15/50[3]	18,510,011	1,259,214
WF-RBS Commercial Mortgage Trust:
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	2,330,000	2,304,719
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,693,000	1,707,728
Series 2014-C22, Cl. A3, 3.528%, 9/15/57	675,000	677,962
Series 2014-C25, Cl. AS, 3.984%, 11/15/47	5,225,000	5,227,415
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[9]	2,174,838	2,233,158
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 33.114%, 3/15/44[1,3]	14,703,160	451,394
		145,085,097
Multi-Family—0.3%
Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M1, 3.041% [US0001M+95], 5/25/24[2]	1,497,242	1,501,604

19      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Multi-Family (Continued)
Connecticut Avenue Securities: (Continued)
Series 2017-C04, Cl. 2M1, 2.941% [US0001M+85], 11/25/29[2]	$4,705,717	$4,720,491
		6,222,095
Residential—7.7%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	706,764	620,273
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	443,732	417,057
Series 2007-C, Cl. 1A4, 3.742%, 5/20/36[9]	218,186	211,191
Series 2014-R7, Cl. 3A1, 3.822%, 3/26/36[1,9]	1,275,374	1,284,840
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	546,748	519,584
Bear Stearns ARM Trust:
Series 2005-9, Cl. A1, 3.52% [H15T1Y+230], 10/25/35[2]	665,145	674,311
Series 2006-1, Cl. A1, 3.67% [H15T1Y+225], 2/25/36[2]	1,818,231	1,833,865
Chase Funding Trust, Series 2003-2, Cl. 2A2, 2.651% [US0001M+56], 2/25/33[2]	362,314	348,593
CHL Mortgage Pass-Through Trust:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	451,677	410,190
Series 2006-6, Cl. A3, 6.00%, 4/25/36	406,421	348,849
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	3,359,320	3,401,428
Connecticut Avenue Securities:
Series 2014-C03, Cl. 1M2, 5.091% [US0001M+300], 7/25/24[2]	4,921,984	5,277,569
Series 2016-C03, Cl. 1M1, 4.091% [US0001M+200], 10/25/28[2]	1,276,651	1,294,226
Series 2016-C07, Cl. 2M1, 3.391% [US0001M+130], 5/25/29[2]	2,201,914	2,210,321
Series 2017-C02, Cl. 2M1, 3.241% [US0001M+115], 9/25/29[2]	5,804,596	5,837,946
Series 2017-C03, Cl. 1M1, 3.041% [US0001M+95], 10/25/29[2]	5,949,779	5,984,325
Series 2017-C06, Cl. 1M1, 2.841% [US0001M+75], 2/25/30[2]	2,648,417	2,652,768
Series 2017-C07, Cl. 1M1, 2.741% [US0001M+65], 5/25/30[2]	4,845,881	4,846,845
Series 2017-C07, Cl. 1M2, 4.491% [US0001M+240], 5/25/30[2]	2,970,000	3,034,562
Series 2017-C07, Cl. 2M1, 2.741% [US0001M+65], 5/25/30[2]	4,051,295	4,053,122
Series 2018-C01, Cl. 1M1, 2.691% [US0001M+60], 7/25/30[2]	4,236,053	4,231,331
Series 2018-C02, Cl. 2M1, 2.741% [US0001M+65], 8/25/30[2]	1,754,374	1,755,113
Series 2018-C03, Cl. 1M1, 2.771% [US0001M+68], 10/25/30[2]	5,369,794	5,369,256
Series 2018-C04, Cl. 2M1, 2.852% [US0001M+75], 12/25/30[2,6]	4,750,000	4,762,224
Countrywide Alternative Loan Trust, Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	1,298,675	1,230,844
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.349%, 7/25/35[9]	359,860	363,397
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.401% [US0001M+31], 7/25/35[2]	397,627	397,270

20      OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Residential (Continued)
RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	$114,406	$102,422
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	598,732	546,102
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	314,133	295,770
STACR Trust, Series 2018-DNA2, Cl. M1, 2.857% [US0001M+80], 12/25/30[1,2]	6,600,000	6,601,527
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.341% [US0001M+425], 11/25/23[2]	4,171,995	4,638,919
Series 2014-DN1, Cl. M2, 4.291% [US0001M+220], 2/25/24[2]	767,017	788,865
Series 2014-DN1, Cl. M3, 6.591% [US0001M+450], 2/25/24[2]	3,595,000	4,148,828
Series 2014-DN2, Cl. M3, 5.691% [US0001M+360], 4/25/24[2]	4,610,000	5,117,223
Series 2014-HQ2, Cl. M3, 5.841% [US0001M+375], 9/25/24[2]	4,050,000	4,625,326
Series 2015-HQA2, Cl. M2, 4.891% [US0001M+280], 5/25/28[2]	1,003,183	1,031,521
Series 2016-DNA1, Cl. M2, 4.991% [US0001M+290], 7/25/28[2]	1,514,557	1,553,905
Series 2016-DNA4, Cl. M1, 2.891% [US0001M+80], 3/25/29[2]	588,285	588,831
Series 2016-DNA4, Cl. M3, 5.891% [US0001M+380], 3/25/29[2]	4,040,000	4,501,331
Series 2016-HQA3, Cl. M1, 2.891% [US0001M+80], 3/25/29[2]	2,963,193	2,967,108
Series 2016-HQA3, Cl. M3, 5.941% [US0001M+385], 3/25/29[2]	2,800,000	3,126,497
Series 2016-HQA4, Cl. M1, 2.891% [US0001M+80], 4/25/29[2]	2,036,620	2,038,747
Series 2016-HQA4, Cl. M3, 5.991% [US0001M+390], 4/25/29[2]	3,995,000	4,467,448
Series 2017-HQA1, Cl. M1, 3.291% [US0001M+120], 8/25/29[2]	8,359,168	8,416,931
Series 2017-HQA2, Cl. M1, 2.891% [US0001M+80], 12/25/29[2]	2,828,632	2,834,346
Series 2017-HQA3, Cl. M1, 2.641% [US0001M+55], 4/25/30[2]	9,195,816	9,190,011
Series 2018-DNA1, Cl. M1, 2.541% [US0001M+45], 7/25/30[2]	9,392,866	9,356,045
Series 2018-DNA1, Cl. M2, 3.891% [US0001M+180], 7/25/30[2]	6,665,000	6,562,374
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 3.459%, 10/25/33[9]	700,974	712,408
Series 2005-AR14, Cl. 1A4, 3.413%, 12/25/35[9]	950,887	960,984
Series 2005-AR16, Cl. 1A1, 3.398%, 12/25/35[9]	825,569	830,408
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 3.552%, 9/25/35[9]	1,190,567	1,160,389

21      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2005-AR15, Cl. 1A6, 3.552%, 9/25/35[9]	$98,821	$95,629
Series 2005-AR4, Cl. 2A2, 3.97%, 4/25/35[9]	2,864,375	2,890,336
Series 2006-AR10, Cl. 1A1, 4.12%, 7/25/36[9]	662,939	650,544
Series 2006-AR10, Cl. 5A5, 4.278%, 7/25/36[9]	1,873,066	1,903,483
Series 2006-AR2, Cl. 2A3, 3.822%, 3/25/36[9]	1,005,053	1,018,461
Series 2006-AR7, Cl. 2A4, 4.323%, 5/25/36[9]	397,983	407,996
Series 2006-AR8, Cl. 2A1, 3.933%, 4/25/36[9]	2,384,841	2,428,573
Series 2006-AR8, Cl. 2A4, 3.933%, 4/25/36[9]	448,582	456,808
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	293,072	297,777
		160,685,173
Total Mortgage-Backed Obligations (Cost $1,239,023,903)		1,239,490,313

U.S. Government Obligation—0.4%
United States Treasury Nts., 1.50%, 5/31/19[10] (Cost $7,489,150)	7,480,000	7,423,462

Corporate Bonds and Notes—48.0%
Consumer Discretionary—7.4%
Automobiles—2.1%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[1]	3,529,000	3,461,961
3.75% Sr. Unsec. Nts., 2/22/28[1]	4,444,000	4,313,382
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	2,780,000	2,727,080
3.664% Sr. Unsec. Nts., 9/8/24	3,735,000	3,577,932
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	1,336,000	1,388,035
General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22	4,698,000	4,570,078
Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[1]	5,210,000	5,111,319
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	1,417,000	1,378,988
Hyundai Capital America:
1.75% Sr. Unsec. Nts., 9/27/19[1]	4,062,000	3,985,046
4.125% Sr. Unsec. Nts., 6/8/23[1]	5,286,000	5,262,753
Nissan Motor Acceptance Corp., 2.15% Sr. Unsec. Nts., 9/28/20[1]	2,945,000	2,870,029
Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[1]	4,600,000	4,550,493
		43,197,096

Diversified Consumer Services—0.2%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	5,273,000	4,994,058

Hotels, Restaurants & Leisure—0.4%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[1]	3,166,000	3,158,085
Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	4,419,000	4,345,972
		7,504,057

22      OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Household Durables—0.9%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	$5,392,000	$5,287,434
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	5,255,000	5,103,919
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	1,633,000	1,669,889
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	3,310,000	3,156,912
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	2,711,000	2,666,946
4.875% Sr. Unsec. Nts., 3/15/27	1,445,000	1,354,688
		19,239,788

Internet & Catalog Retail—0.5%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	2,012,000	2,239,421
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	8,575,000	8,296,881
		10,536,302

Media—1.6%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	1,983,000	2,054,246
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	2,229,000	2,029,731
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	5,080,000	6,235,982
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	5,050,000	5,084,331
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]	2,363,000	2,351,584
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	3,253,000	2,680,027
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	1,670,000	1,391,222
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	5,444,000	5,056,115
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	5,833,000	5,639,990
		32,523,228

Multiline Retail—0.2%
Dollar Tree, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	5,305,000	5,191,326

Specialty Retail—1.1%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	689,000	683,983
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	4,811,000	5,045,853
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	5,136,000	5,238,720
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	5,507,000	5,439,459
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	2,214,000	2,053,485
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	4,650,000	4,373,189
		22,834,689

Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	5,292,000	5,133,240

23      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Textiles, Apparel & Luxury Goods (Continued)
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	$3,148,000	$3,148,000
		8,281,240

Consumer Staples—4.5%
Beverages—1.6%
Anheuser-Busch InBev Finance, Inc.:
3.65% Sr. Unsec. Nts., 2/1/26	3,032,000	2,972,118
4.90% Sr. Unsec. Nts., 2/1/46	2,064,000	2,130,133
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	3,126,000	4,479,333
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[1]	2,674,000	2,634,070
Maple Escrow Subsidiary, Inc.:
4.057% Sr. Unsec. Nts., 5/25/23[1]	5,431,000	5,457,199
4.597% Sr. Unsec. Nts., 5/25/28[1]	2,695,000	2,709,157
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	1,826,000	1,797,601
2.10% Sr. Unsec. Nts., 7/15/21	4,663,000	4,474,368
4.20% Sr. Unsec. Nts., 7/15/46	1,061,000	955,543
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	4,732,000	4,836,906
		32,446,428

Food & Staples Retailing—0.4%
Alimentation Couche-Tard, Inc., 2.35% Sr. Unsec. Nts., 12/13/19[1]	5,322,000	5,258,595
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	309,000	307,564
4.45% Sr. Unsec. Nts., 2/1/47	1,486,000	1,355,701
6.80% Sr. Unsec. Nts., 12/15/18	346,000	352,262
6.90% Sr. Unsec. Nts., 4/15/38	1,624,000	1,968,816
		9,242,938

Food Products—1.5%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	3,613,000	3,302,282
8.50% Sr. Unsec. Nts., 6/15/19	4,716,000	4,954,818
Campbell Soup Co., 3.30% Sr. Unsec. Nts., 3/15/21	5,029,000	5,011,068
General Mills, Inc., 4.70% Sr. Unsec. Nts., 4/17/48	1,701,000	1,631,752
Kraft Heinz Foods Co., 3.95% Sr. Unsec. Nts., 7/15/25	2,959,000	2,879,643
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	5,012,000	4,886,700
Smithfield Foods, Inc.:
2.70% Sr. Unsec. Nts., 1/31/20[1]	2,252,000	2,220,463
3.35% Sr. Unsec. Nts., 2/1/22[1]	2,929,000	2,829,966
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	2,791,000	2,644,432
		30,361,124

Tobacco—1.0%
Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	3,823,000	3,872,303
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20[1]	5,176,000	5,066,742

24      OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Tobacco (Continued)
BAT Capital Corp.: (Continued)
3.557% Sr. Unsec. Nts., 8/15/27[1]	$2,912,000	$2,713,467
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[1]	5,205,000	5,153,678
Philip Morris International, Inc., 2.50% Sr. Unsec. Nts., 11/2/22	4,715,000	4,524,794
		21,330,984

Energy—3.5%
Energy Equipment & Services—0.3%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	1,193,000	1,274,878
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	2,440,000	2,522,124
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	2,890,000	2,884,035
		6,681,037

Oil, Gas & Consumable Fuels—3.2%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	1,362,000	1,272,089
6.20% Sr. Unsec. Nts., 3/15/40	814,000	919,366
Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26	4,726,000	4,950,288
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	2,579,000	2,485,927
5.25% Sr. Unsec. Nts., 1/15/25	1,917,000	1,967,091
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	1,514,000	1,441,606
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	1,405,000	1,276,556
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	3,820,000	3,805,792
4.50% Sr. Unsec. Nts., 6/1/25	2,681,000	2,687,152
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	461,000	497,477
5.95% Sr. Unsec. Nts., 3/15/46	1,080,000	1,347,749
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,153,000	1,128,774
Energy Transfer Partners LP, 5.30% Sr. Unsec. Nts., 4/15/47	1,501,000	1,377,019
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	987,000	988,101
4.90% Sr. Unsec. Nts., 5/15/46	779,000	782,852
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	5,403,000	5,281,768
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48	1,282,000	1,243,105
5.55% Sr. Unsec. Nts., 6/1/45	2,233,000	2,262,324
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	1,422,000	1,425,184
ONEOK Partners LP, 8.625% Sr. Unsec. Nts., 3/1/19	3,216,000	3,329,223
Pioneer Natural Resources Co., 3.45% Sr. Unsec. Nts., 1/15/21	5,100,000	5,113,473
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	2,699,000	2,599,593
5.625% Sr. Sec. Nts., 2/1/21	4,074,000	4,262,944
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	1,860,000	1,804,325

25      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	$2,933,000	$2,745,014
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	1,144,000	1,503,726
Williams Cos., Inc. (The), 3.70% Sr. Unsec. Unsub. Nts., 1/15/23	5,303,000	5,157,168
Williams Partners LP, 3.75% Sr. Unsec. Nts., 6/15/27	2,175,000	2,056,761
		65,712,447

Financials—13.8%
Capital Markets—3.2%
Apollo Management Holdings LP, 4.00% Sr. Unsec. Nts., 5/30/24[1]	2,967,000	2,949,672
Bank of New York Mellon Corp. (The), 3.00% Sub. Nts., 10/30/28	1,759,000	1,608,333
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	1,925,000	1,807,808
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	4,078,000	4,036,015
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	3,175,000	3,131,014
Credit Suisse Group AG, 3.869% [US0003M+141] Sr. Unsec. Nts., 1/12/29[1,2]	2,980,000	2,806,560
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	2,435,000	2,437,973
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,11]	5,120,000	5,222,400
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	2,654,000	2,502,419
3.691% [US0003M+151] Sr. Unsec. Nts., 6/5/28[2]	1,000,000	948,691
3.75% Sr. Unsec. Nts., 2/25/26	2,550,000	2,473,933
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[2]	1,903,000	1,736,127
Macquarie Bank Ltd., 2.60% Sr. Unsec. Nts., 6/24/19[1]	4,251,000	4,238,660
Macquarie Group Ltd., 3.763% [US0003M+137.2] Sr. Unsec. Nts., 11/28/28[1,2]	4,109,000	3,804,346
Morgan Stanley:
3.95% Sub. Nts., 4/23/27	1,200,000	1,145,624
4.375% Sr. Unsec. Nts., 1/22/47	3,662,000	3,502,560
5.00% Sub. Nts., 11/24/25	4,427,000	4,594,799
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	5,106,000	4,952,820
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	1,993,000	1,873,666
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	2,653,000	2,551,279
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	3,298,000	3,149,294
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	2,732,000	2,705,589
4.253% Sr. Unsec. Nts., 3/23/28[1]	1,954,000	1,942,847
		66,122,429

26      OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial Banks—6.6%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[2]	$6,000,000	$5,893,170
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Sr. Unsec. Nts., 5/19/22	4,175,000	4,036,882
Banco Santander SA, 4.379% Sr. Unsec. Nts., 4/12/28	4,000,000	3,830,485
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	4,525,000	4,220,486
3.593% [US0003M+137] Sr. Unsec. Nts., 7/21/28[2]	600,000	573,277
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]	3,221,000	3,144,171
7.75% Jr. Sub. Nts., 5/14/38	3,035,000	4,121,914
Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	5,209,000	5,072,035
BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	3,868,000	3,671,624
BNP Paribas SA:
3.50% Sr. Unsec. Nts., 11/16/27[1]	2,035,000	1,890,859
4.625% Sub. Nts., 3/13/27[1]	2,974,000	2,923,192
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	2,943,000	2,872,367
Citigroup, Inc.:
4.075% [US0003M+119.2] Sr. Unsec. Nts., 4/23/29[2]	4,219,000	4,144,248
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[2]	4,210,000	3,994,387
4.75% Sub. Nts., 5/18/46	1,946,000	1,856,024
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	2,409,000	2,351,072
2.65% Sr. Unsec. Nts., 5/26/22	1,014,000	981,173
Commonwealth Bank of Australia, 3.15% Sr. Unsec. Nts., 9/19/27[1]	3,696,000	3,455,382
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	4,408,000	4,258,099
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	4,978,000	4,822,980
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	2,461,000	2,423,686
First Republic Bank, 4.375% Sub. Nts., 8/1/46	2,132,000	2,046,044
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/24[2]	1,709,000	1,705,373
4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[2]	2,142,000	2,080,945
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[2]	2,854,000	2,884,923
Huntington Bancshares, Inc.:
3.15% Sr. Unsec. Nts., 3/14/21	2,425,000	2,412,795
4.00% Sr. Unsec. Nts., 5/15/25	5,274,000	5,296,299
Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 7/14/27[1]	3,698,000	3,195,540
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	4,302,000	4,121,776
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	7,898,000	7,700,442
4.26% [US0003M+158] Sr. Unsec. Nts., 2/22/48[2]	1,665,000	1,569,733
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	3,357,000	3,199,682
Lloyds Banking Group plc:
6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds[1,2,11]	214,000	226,305
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[2,7,11]	2,718,000	2,909,021
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	3,749,000	3,566,421
Regions Bank (Birmingham AL), 2.75% Sr. Unsec. Nts., 4/1/21	3,781,000	3,725,400
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	2,893,000	2,793,145

27      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Royal Bank of Scotland Group plc, 3.498% [US0003M+148] Sr. Unsec. Nts., 5/15/23[2]	$3,169,000	$3,071,733
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	1,798,000	1,698,917
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	2,818,000	2,694,712
US Bancorp:
3.10% Sub. Nts., 4/27/26	3,338,000	3,150,494
3.15% Sr. Unsec. Nts., 4/27/27	1,004,000	960,445
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	4,142,000	3,971,520
4.75% Sub. Nts., 12/7/46	2,512,000	2,434,463
		137,953,641
Consumer Finance—0.6%
American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	1,728,000	1,658,164
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	3,103,000	2,992,392
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	1,666,000	1,579,959
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	1,743,000	1,666,233
4.10% Sr. Unsec. Nts., 2/9/27	2,286,000	2,195,821
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[1]	2,975,000	3,036,490
		13,129,059
Diversified Financial Services—0.5%
Berkshire Hathaway Energy Co.:
2.00% Sr. Unsec. Nts., 11/15/18	1,134,000	1,131,701
3.80% Sr. Unsec. Nts., 7/15/48	1,172,000	1,077,811
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	1,973,000	1,921,870
Precision Castparts Corp., 2.50% Sr. Unsec. Nts., 1/15/23	2,568,000	2,475,922
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[2]	4,857,000	4,893,427
		11,500,731
Insurance—1.6%
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28[1]	2,823,000	2,702,927
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	2,591,000	2,549,033
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	2,509,000	2,556,647
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	1,096,000	977,197
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	3,950,000	3,665,069
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	3,111,000	3,004,293
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	3,096,000	2,963,019
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[2]	3,321,000	3,156,024
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	1,731,000	1,727,412
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	5,270,000	5,246,051
Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]	3,954,000	3,944,115

28      OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Insurance (Continued)
Prudential Financial, Inc.: (Continued)
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[2]	$887,000	$884,783
		33,376,570
Real Estate Investment Trusts (REITs)—1.3%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	1,482,000	1,469,901
3.00% Sr. Unsec. Nts., 6/15/23	4,354,000	4,178,247
3.60% Sr. Unsec. Nts., 1/15/28	2,903,000	2,694,077
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	2,856,000	2,956,997
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	2,451,000	2,283,296
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	445,000	445,526
5.875% Sr. Unsec. Nts., 2/1/20	1,846,000	1,910,440
HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20	5,035,000	4,976,671
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	4,926,000	5,030,678
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	1,619,000	1,618,466
		27,564,299
Health Care—4.1%
Biotechnology—0.9%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	3,269,000	3,169,854
4.70% Sr. Unsec. Nts., 5/14/45	849,000	844,767
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	1,924,000	1,889,530
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	1,407,000	1,494,618
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	3,247,000	3,159,181
5.00% Sr. Unsec. Nts., 8/15/45	534,000	524,408
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	2,188,000	2,261,851
Shire Acquisitions Investments Ireland DAC, 1.90% Sr. Unsec. Nts., 9/23/19	5,313,000	5,233,328
		18,577,537
Health Care Equipment & Supplies—0.9%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	916,000	910,919
3.75% Sr. Unsec. Nts., 11/30/26	4,402,000	4,332,996
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	4,293,000	4,217,751
3.70% Sr. Unsec. Nts., 6/6/27	4,151,000	3,932,080
Edwards Lifesciences Corp., 4.30% Sr. Unsec. Nts., 6/15/28	2,706,000	2,705,959
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	179,000	171,393
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	2,218,000	2,354,785
		18,625,883

29      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Providers & Services—1.2%
Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	$4,432,000	$4,574,873
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	5,164,000	4,967,189
5.05% Sr. Unsec. Nts., 3/25/48	4,706,000	4,771,237
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	6,409,000	6,798,630
UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	4,230,000	4,096,178
		25,208,107
Life Sciences Tools & Services—0.5%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	4,298,000	4,201,295
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	3,768,000	3,928,982
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	2,063,000	2,095,648
		10,225,925
Pharmaceuticals—0.6%
Allergan Funding SCS, 3.00% Sr. Unsec. Nts., 3/12/20	5,175,000	5,151,209
Bayer US Finance II LLC:
3.875% Sr. Unsec. Nts., 12/15/23[1]	5,258,000	5,262,656
4.375% Sr. Unsec. Nts., 12/15/28[1]	3,779,000	3,792,486
		14,206,351
Industrials—3.1%
Aerospace & Defense—0.7%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	4,089,000	4,047,026
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27	3,075,000	2,897,573
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23	5,301,000	5,294,070
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	2,760,000	2,881,384
		15,120,053
Air Freight & Couriers—0.2%
CH Robinson Worldwide, Inc., 4.20% Sr. Unsec. Nts., 4/15/28	2,673,000	2,629,953
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	1,054,000	1,001,096
		3,631,049
Building Products—0.2%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	4,291,000	3,976,470

Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	4,415,000	4,453,631

Industrial Conglomerates—0.3%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	1,652,000	1,588,381
Roper Technologies, Inc., 3.00% Sr. Unsec. Nts., 12/15/20	4,191,000	4,164,725
		5,753,106

30      OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Machinery—0.7%
CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	$2,727,000	$2,544,096
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	4,025,000	3,981,429
John Deere Capital Corp., 2.70% Sr. Unsec. Nts., 1/6/23	2,224,000	2,171,022
Nvent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28[1]	2,620,000	2,574,681
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	921,000	919,901
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	2,172,000	2,009,852
		14,200,981
Road & Rail—0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	4,245,000	3,964,120
Ryder System, Inc., 3.75% Sr. Unsec. Nts., 6/9/23	5,250,000	5,249,922
		9,214,042
Trading Companies & Distributors—0.4%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	1,679,000	1,555,842
3.625% Sr. Unsec. Nts., 4/1/27	1,765,000	1,620,618
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	4,225,000	3,909,194
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	2,670,000	2,549,850
		9,635,504
Information Technology—3.1%
Communications Equipment—0.2%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	3,917,000	3,901,751

Electronic Equipment, Instruments, & Components—0.4%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	3,969,000	3,725,151
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	631,000	646,775
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	3,740,000	3,675,891
		8,047,817
Internet Software & Services—0.2%
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	2,683,000	2,571,522
5.25% Sr. Unsec. Nts., 4/1/25	1,611,000	1,638,709
		4,210,231
IT Services—0.5%
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	2,944,000	2,924,035
4.75% Sr. Unsec. Nts., 4/15/27	3,922,000	3,968,014
Fidelity National Information Services, Inc., 4.25% Sr. Unsec. Nts., 5/15/28	2,695,000	2,706,508
		9,598,557
Semiconductors & Semiconductor Equipment—0.3%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47	1,479,000	1,395,808

31      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Semiconductors & Semiconductor Equipment (Continued)
Microchip Technology, Inc., 3.922% Sr. Sec. Nts., 6/1/21[1]	$5,261,000	$5,272,935
		6,668,743

Software—1.0%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	1,675,000	1,688,664
Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[1]	4,891,000	4,963,731
6.02% Sr. Sec. Nts., 6/15/26[1]	3,118,000	3,282,917
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	2,188,000	2,248,236
Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	3,157,000	2,979,065
2.95% Sr. Unsec. Nts., 5/15/25	3,127,000	2,987,880
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	1,357,000	1,328,362
3.90% Sr. Unsec. Nts., 8/21/27	2,677,000	2,475,600
		21,954,455

Technology Hardware, Storage & Peripherals—0.5%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	3,263,000	3,381,382
Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	5,252,000	5,279,899
NetApp, Inc., 2.00% Sr. Unsec. Nts., 9/27/19	2,106,000	2,077,174
		10,738,455

Materials—2.6%
Chemicals—1.0%
LyondellBasell Industries NV, 5.00% Sr. Unsec. Nts., 4/15/19	3,753,000	3,790,628
Nutrien Ltd.:
3.375% Sr. Unsec. Nts., 3/15/25	1,681,000	1,584,094
4.125% Sr. Unsec. Nts., 3/15/35	1,496,000	1,390,000
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	3,940,000	4,028,650
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	3,050,000	3,006,714
3.75% Sr. Unsec. Nts., 3/15/27	1,026,000	979,498
Sherwin-Williams Co. (The), 3.45% Sr. Unsec. Nts., 6/1/27	2,085,000	1,971,655
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[1]	3,988,000	4,015,222
		20,766,461

Construction Materials—0.3%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]	3,252,000	3,186,960
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	1,172,000	1,093,578
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	2,593,000	2,409,848
		6,690,386

32      OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Containers & Packaging—0.7%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	$2,581,000	$2,339,819
4.80% Sr. Unsec. Nts., 6/15/44	2,183,000	2,122,227
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	745,000	732,581
4.50% Sr. Unsec. Nts., 11/1/23	4,011,000	4,147,959
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	3,315,000	3,165,825
WestRock Co., 4.00% Sr. Unsec. Nts., 3/15/28[1]	2,547,000	2,514,385
		15,022,796

Metals & Mining—0.5%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[1]	1,368,000	1,296,106
4.00% Sr. Unsec. Nts., 9/11/27[1]	2,200,000	2,050,561
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	4,565,000	4,941,613
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	1,490,000	1,580,011
		9,868,291

Paper & Forest Products—0.1%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[1]	964,000	968,635
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	2,196,000	2,163,060
		3,131,695

Telecommunication Services—2.7%
Diversified Telecommunication Services—2.2%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30[1]	3,909,000	3,704,304
4.35% Sr. Unsec. Nts., 6/15/45	4,374,000	3,720,502
4.50% Sr. Unsec. Nts., 3/9/48	2,268,000	1,954,122
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	4,509,000	6,455,113
Deutsche Telekom International Finance BV:
2.225% Sr. Unsec. Nts., 1/17/20[1]	5,326,000	5,252,278
4.375% Sr. Unsec. Nts., 6/21/28[1]	2,515,000	2,499,091
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[1]	5,054,000	5,003,460
Telefonica Emisiones SAU:
4.103% Sr. Unsec. Nts., 3/8/27	1,424,000	1,379,112
5.213% Sr. Unsec. Nts., 3/8/47	2,144,000	2,072,602
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	2,031,000	2,446,623
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	4,923,000	5,081,521
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	2,250,000	1,927,983
4.522% Sr. Unsec. Nts., 9/15/48	3,066,000	2,804,031
5.15% Sr. Unsec. Nts., 9/15/23	1,995,000	2,128,291
		46,429,033

Wireless Telecommunication Services—0.5%
Vodafone Group plc:
3.75% Sr. Unsec. Nts., 1/16/24	5,215,000	5,174,869

33      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Wireless Telecommunication Services (Continued)
Vodafone Group plc: (Continued)
4.375% Sr. Unsec. Nts., 5/30/28	$2,638,000	$2,608,872
6.15% Sr. Unsec. Nts., 2/27/37	1,709,000	1,883,431
		9,667,172

Utilities—3.2%
Electric Utilities—2.3%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[1]	2,694,000	2,689,896
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	2,714,000	2,523,071
3.75% Sr. Unsec. Nts., 9/1/46	2,562,000	2,277,291
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	3,255,000	3,129,351
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	3,689,000	3,540,451
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	4,548,000	4,501,606
Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[1]	2,855,000	2,615,395
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	1,118,000	1,143,917
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	2,432,000	2,364,931
4.45% Sr. Unsec. Nts., 4/15/46	1,494,000	1,456,004
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	2,896,000	2,813,659
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	1,245,000	1,293,958
ITC Holdings Corp.:
3.35% Sr. Unsec. Nts., 11/15/27	246,000	230,887
5.30% Sr. Unsec. Nts., 7/1/43	1,081,000	1,212,901
Mid-Atlantic Interstate Transmission LLC, 4.10% Sr. Unsec. Nts., 5/15/28[1]	2,698,000	2,701,958
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[1]	386,000	372,490
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	500,000	513,806
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	4,885,000	5,084,197
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	1,701,000	1,688,217
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	3,668,000	3,606,984
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	2,876,000	2,870,097
		48,631,067

Multi-Utilities—0.9%
Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	2,592,000	2,586,170
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	5,060,000	4,986,954
4.90% Sr. Unsec. Nts., 8/1/41	1,995,000	2,069,930
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	3,471,000	3,395,782

34      OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Multi-Utilities (Continued)
Virginia Electric & Power Co., 2.95% Sr. Unsec. Nts., 1/15/22	$4,568,000	$4,520,867
		17,559,703
Total Corporate Bonds and Notes (Cost $1,030,396,291)		1,005,438,723

Short-Term Notes—17.9%
Auto Components—0.7%
Magna International, Inc., 2.283%, 7/5/18[1,12,13]	9,400,000	9,396,492
Rockwell Collins, Inc., 2.274%, 7/11/18[1,12,13]	5,200,000	5,196,065
		14,592,557

Chemicals—1.8%
Air Liquide US LLC, 2.405%, 9/13/18[1,12,13]	9,500,000	9,458,124
Albemarle Corp., 2.294%, 7/19/18[1,12,13]	9,400,000	9,387,492
Cabot Corp., 2.292%, 7/12/18[1,12,13]	9,500,000	9,492,171
Eastman Chemical, 2.345%, 7/17/18[12,13]	4,200,000	4,195,176
Nutrien Ltd., 2.437%, 8/1/18[1,12,13]	4,100,000	4,090,450
		36,623,413

Commercial Services & Supplies—0.4%
Waste Management, Inc., 2.274%, 7/5/18[1,12,13]	7,500,000	7,497,201

Computers & Peripherals—1.2%
Hewlett Packard Enterprise Co., 2.352%, 7/10/18[13]	8,000,000	7,995,270
HP, Inc., 2.497%, 7/23/18[13]	9,400,000	9,387,661
NetApp, Inc., 2.254%, 7/17/18[1,12,13]	8,300,000	8,290,467
		25,673,398

Electric Utilities—2.0%
Commonwealth Edison Co., 2.334%, 7/10/18[12,13]	4,200,000	4,197,087
Duke Energy Corp., 2.305%, 8/2/18[1,12,13]	4,100,000	4,090,861
Eversource Energy, 2.252%, 7/9/18[12,13]	9,400,000	9,394,303
NextEra Energy Capital Holdings, 2.254%, 7/9/18[1,12,13]	9,400,000	9,394,099
Puget Sound Energy, Inc., 2.301%, 7/9/18[13]	9,440,000	9,434,074
Southern Company Funding Corp, 2.354%, 7/25/18[12,13]	3,100,000	3,094,785
		39,605,209

Electrical Equipment—0.4%
Eaton Corp., 2.303%, 7/18/18[1,12,13]	9,400,000	9,388,585

Electronic Equipment & Instruments—0.8%
Amphenol Corp., 2.304%, 7/11/18[13]	9,400,000	9,392,887
Tyco Electronics Group SA, 2.28%, 7/2/18[1,12,13]	9,000,000	8,998,331
		18,391,218

Energy Equipment & Services—0.1%
Schlumberger Holdings Corp., 2.455%, 9/11/18[1,12,13]	3,100,000	3,084,668

35      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food & Staples Retailing—0.4%
Walgreens Boots Alliance, Inc., 2.324%, 7/12/18[13]	$9,400,000	$9,392,278

Food Products—1.5%
Campbell Soup Co., 2.276%, 7/9/18[1,12,13]	8,400,000	8,394,717
General Mills, Inc., 2.234%, 7/24/18[12,13]	4,100,000	4,093,380
J.M. Smucker Co., 2.231%, 7/3/18[1,12,13]	4,100,000	4,098,984
McCormick & Co., Inc., 2.242%, 7/11/18[1,12,13]	9,400,000	9,393,145
Mondelez International, Inc., 2.408%, 8/9/18[12,13]	3,100,000	3,091,580
Tyson Foods, Inc., 2.264%, 7/13/18[1,12,13]	4,100,000	4,096,350
		33,168,156

Health Care Providers & Services—0.5%
McKesson Corp., 2.354%, 7/11/18[1,12,13]	9,440,000	9,432,857

Hotels, Restaurants & Leisure—0.3%
Marriott International, Inc., 2.264%, 7/2/18[1,12,13]	6,300,000	6,298,832

Household Durables—1.0%
Leggett & Platt, Inc., 2.252%, 7/11/18[1,12,13]	9,440,000	9,432,857
Mohawk Industries, Inc., 2.254%, 7/6/18[1,12,13]	9,400,000	9,395,897
		18,828,754

Household Products—0.5%
Clorox Co. (The), 2.202%, 7/6/18[1,12,13]	9,400,000	9,396,079

Industrial Conglomerates—0.4%
Johnson Controls International plc, 2.241%, 7/2/18[1,12,13]	8,300,000	8,298,513

Leasing & Factoring—0.8%
Harley-Davidson Financial Services, Inc., 2.516%, 9/18/18[12,13]	6,200,000	6,164,916
Hitachi Capital America Corp., 2.445%, 7/11/18[13]	9,440,000	9,432,892
		15,597,808

Machinery—0.2%
Xylem, Inc., 2.262%, 7/2/18[12,13]	4,100,000	4,099,240

Media—0.6%
Interpublic Group of Cos., Inc. (The), 2.323%, 7/6/18[1,12,13]	4,100,000	4,098,210
WPP LLC, 2.82%, 7/16/18[13]	9,400,000	9,389,822
		13,488,032

Multiline Retail—0.0%
Dollar General Corp., 2.211%, 7/2/18[1,12,13]	400,000	399,926

Multi-Utilities—0.8%
CenterPoint Energy Resources Corp., 2.577%, 9/10/18[1,12,13]	9,440,000	9,392,374
Xcel Energy Inc, 2.454%, 9/5/18[12,13]	9,400,000	9,356,109
		18,748,483

36      OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Paper, Containers & Packaging—0.5%
Avery Dennison, 2.272%, 7/5/18[12,13]	$9,400,000	$9,396,531

Personal Products—0.5%
Reckitt Benckiser Treasury Services plc, 2.41%, 7/2/18[12,13]	9,500,000	9,498,484

Semiconductor Equipment & Products—0.2%
Qualcomm, Inc., 2.414%, 9/11/18[1,12,13]	4,100,000	4,080,793

Specialty Retail—0.4%
Relx, Inc., 2.324%, 7/20/18[1,12,13]	9,400,000	9,387,339

Telephone Utilities—0.6%
Bell Canada Inc., 2.566%, 9/10/18[12,13]	9,400,000	9,354,234
Deutsche Telekom International Finance BV, 2.248%, 7/6/18[12,13]	4,200,000	4,198,142
		13,552,376

Textiles, Apparel & Luxury Goods—0.4%
VF Corp., 2.394%, 7/11/18[1,12,13]	8,400,000	8,393,874

Transportation Infrastructure—0.4%
ERAC USA Finance Co., 2.395%, 7/23/18[1,12,13]	9,400,000	9,385,455

Water Utilities—0.5%
American Water Capital Corp., 2.255%, 7/9/18[12,13]	9,400,000	9,394,303
Total Short-Term Notes (Cost $375,123,787)		375,094,362

	Shares
Investment Company—1.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.85%[14,15] (Cost $33,932,842)	33,932,842	33,932,842
Total Investments, at Value (Cost $2,985,606,694)	141.4%	2,959,556,587
Net Other Assets (Liabilities)	(41.4)	(866,430,071)

Net Assets	100.0%	$2,093,126,516

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $659,295,916 or 31.50% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $17,370,889 or 0.83% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

37      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $82,415 or less than 0.005% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. Restricted security. The aggregate value of restricted securities at period end was $2,910,907, which represents 0.14% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97	$141,018	$1,886	$(139,132)
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds	6/20/14-10/24/14	3,040,840	2,909,021	(131,819)

		$3,181,858	$2,910,907	$(270,951)

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,574,393. See Note 6 of the accompanying Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $310,669,478 or 14.84% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

13. Current yield as of period end.

14. Rate shown is the 7-day yield at period end.

15. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares June 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	40,200,770	667,113,187	673,381,115	33,932,842

38      OPPENHEIMER TOTAL RETURN BOND FUND

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$33,932,842	$354,328	$—	$—

Futures Contracts as of June 30, 2018
		Expiration	Number	Notional Amount		Unrealized Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)
United States Treasury Long Bonds	Buy	9/19/18	154	USD 22,182	$22,330,000	$147,574
United States Treasury Nts., 10 yr.	Sell	9/19/18	1,917	USD 229,852	230,399,438	(547,223)
United States Treasury Nts., 2 yr.	Sell	9/28/18	5,074	USD 1,074,901	1,074,815,911	85,572
United States Treasury Nts., 5 yr.	Sell	9/28/18	555	USD 62,987	63,057,539	(70,192)
United States Ultra Bonds	Buy	9/19/18	776	USD 121,716	123,820,500	2,104,587

						$1,720,318

Glossary: Definitions
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

39      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,951,673,852)	$2,925,623,745
Affiliated companies (cost $33,932,842)	33,932,842

2,959,556,587
Cash	2,000,001
Cash used for collateral on forward roll transactions	277,000
Receivables and other assets:
Investments sold (including $718,144,980 sold on a when-issued or delayed delivery basis)	739,820,512
Interest, dividends and principal paydowns	11,378,073
Shares of beneficial interest sold	2,150,995
Variation margin receivable	177,176
Other	208,009

Total assets	3,715,568,353
Liabilities
Payables and other liabilities:
Investments purchased (including $1,609,015,982 purchased on a when-issued or delayed delivery basis)	1,618,823,014
Shares of beneficial interest redeemed	1,931,492
Dividends	969,226
Distribution and service plan fees	136,929
Trustees’ compensation	124,121
Variation margin payable	49,650
Shareholder communications	1,434
Other	405,971

Total liabilities	1,622,441,837
Net Assets	$2,093,126,516

Composition of Net Assets
Par value of shares of beneficial interest	$317,381
Additional paid-in capital	2,159,791,980
Accumulated net investment loss	(1,841)
Accumulated net realized loss on investments	(42,651,215)
Net unrealized depreciation on investments	(24,329,789)

Net Assets	$2,093,126,516

40      OPPENHEIMER TOTAL RETURN BOND FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $508,249,400 and 76,942,345 shares of beneficial interest outstanding)	$6.61

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.94

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $99,694,696 and 15,077,973 shares of beneficial interest outstanding)	$6.61

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,019,236,435 and 154,444,224 shares of beneficial interest outstanding)	$6.60

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $57,309,990 and 8,679,483 shares of beneficial interest outstanding)	$6.60

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $408,635,995 and 62,237,189 shares of beneficial interest outstanding)	$6.57

See accompanying Notes to Financial Statements.

41      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT

OF OPERATIONS For the Six Months Ended June 30, 2018 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $23,902)	$34,693,706
Fee income on when-issued securities	4,697,526
Dividends from affiliated companies	354,328
Total investment income	39,745,560

Expenses
Management fees	3,629,012
Distribution and service plan fees:
Class A	638,054
Class B1	3,067
Class C	515,244
Class R	144,807
Transfer and shareholder servicing agent fees:
Class A	445,628
Class B1	525
Class C	88,006
Class I	148,854
Class R	49,691
Class Y	327,176
Shareholder communications:
Class A	16,389
Class B1	164
Class C	3,535
Class I	847
Class R	1,125
Class Y	3,367
Trustees’ compensation	47,170
Borrowing fees	34,667
Custodian fees and expenses	32,583
Other	150,207
Total expenses	6,280,118
Less reduction to custodian expenses	(867)
Less waivers and reimbursements of expenses	(376,155)
Net expenses	5,903,096

Net Investment Income	33,842,464

42      OPPENHEIMER TOTAL RETURN BOND FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$(25,059,909)
Futures contracts	(3,932,008)
Swap contracts	(50,683)
Swaption contracts written	141,938
Net realized loss	(28,900,662)
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(50,093,647)
Futures contracts	(11,022)
Net change in unrealized appreciation/depreciation	(50,104,669)

Net Decrease in Net Assets Resulting from Operations	$(45,162,867)

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

43      OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations
Net investment income	$33,842,464	$48,617,934
Net realized gain (loss)	(28,900,662)	5,526,752
Net change in unrealized appreciation/depreciation	(50,104,669)	21,751,540

Net increase (decrease) in net assets resulting from operations	(45,162,867)	75,896,226

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(8,144,948)	(16,718,573)
Class B1	(6,451)	(57,323)
Class C	(1,195,587)	(2,214,788)
Class I	(17,200,496)	(23,512,132)
Class R	(822,174)	(1,547,383)
Class Y	(6,596,062)	(6,706,714)

	(33,965,718)	(50,756,913)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(32,767,828)	(57,873,340)
Class B1	(1,501,890)	(3,889,996)
Class C	(6,128,260)	(19,436,187)
Class I	63,343,147	368,769,334
Class R	(2,110,739)	(3,088,015)
Class Y	79,148,811	163,984,247

	99,983,241	448,466,043

Net Assets
Total increase	20,854,656	473,605,356
Beginning of period	2,072,271,860	1,598,666,504

End of period (including accumulated net investment income (loss) of $(1,841) and $121,413, respectively)	$2,093,126,516	$2,072,271,860

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

44      OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$6.86	$6.76	$6.74	$6.92	$6.70	$7.00
Income (loss) from investment operations:
Net investment income[1]	0.10	0.18	0.17	0.21	0.22	0.25
Net realized and unrealized gain (loss)	(0.25)	0.11	0.02	(0.17)	0.23	(0.27)

Total from investment operations	(0.15)	0.29	0.19	0.04	0.45	(0.02)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.19)	(0.17)	(0.22)	(0.23)	(0.28)
Net asset value, end of period	$6.61	$6.86	$6.76	$6.74	$6.92	$6.70

Total Return, at Net Asset Value[2]	(2.14)%	4.29%	2.75%	0.51%	6.76%	(0.35)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$508,249	$561,713	$610,368	$508,179	$480,765	$361,838
Average net assets (in thousands)	$528,069	$612,318	$596,259	$493,868	$412,758	$411,494
Ratios to average net assets:[3]
Net investment income	3.10%	2.62%	2.41%	3.02%	3.23%	3.64%
Expenses excluding specific expenses listed below	0.80%	0.87%	0.94%	0.95%	0.97%	0.99%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.80%	0.87%	0.94%	0.95%	0.97%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.77%	0.85%	0.85%	0.88%	0.90%
Portfolio turnover rate[6]	34%	86%	80%	85%	137%	113%

45      OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	0.80%
Year Ended December 31, 2017	0.87%
Year Ended December 31, 2016	0.95%
Year Ended December 31, 2015	0.96%
Year Ended December 31, 2014	0.98%
Year Ended December 31, 2013	1.00%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2018	$6,062,441,355	$5,962,869,919
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681

See accompanying Notes to Financial Statements.

46      OPPENHEIMER TOTAL RETURN BOND FUND

Class C	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$6.87	$6.77	$6.75	$6.93	$6.71	$7.01
Income (loss) from investment operations:
Net investment income[1]	0.08	0.12	0.11	0.15	0.17	0.20
Net realized and unrealized gain (loss)	(0.26)	0.11	0.02	(0.17)	0.23	(0.28)
Total from investment operations	(0.18)	0.23	0.13	(0.02)	0.40	(0.08)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.13)	(0.11)	(0.16)	(0.18)	(0.22)
Net asset value, end of period	$6.61	$6.87	$6.77	$6.75	$6.93	$6.71

Total Return, at Net Asset Value[2]	(2.67)%	3.43%	1.92%	(0.30)%	5.95%	(1.09)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$99,695	$109,888	$127,465	$123,612	$111,342	$97,196
Average net assets (in thousands)	$104,311	$116,477	$136,900	$117,611	$99,536	$112,710
Ratios to average net assets:[3]
Net investment income	2.30%	1.79%	1.60%	2.20%	2.47%	2.89%
Expenses excluding specific expenses listed below	1.55%	1.63%	1.69%	1.71%	1.72%	1.74%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	1.55%	1.63%	1.69%	1.71%	1.72%	1.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%[6]	1.60%	1.65%	1.65%	1.65%	1.65%
Portfolio turnover rate[7]	34%	86%	80%	85%	137%	113%

47      OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	1.55%
Year Ended December 31, 2017	1.63%
Year Ended December 31, 2016	1.70%
Year Ended December 31, 2015	1.72%
Year Ended December 31, 2014	1.73%
Year Ended December 31, 2013	1.75%

6. Waiver was less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2018	$6,062,441,355	$5,962,869,919
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681

See accompanying Notes to Financial Statements.

48      OPPENHEIMER TOTAL RETURN BOND FUND

Class I	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$6.86	$6.75	$6.74	$6.92	$6.70	$7.00
Income (loss) from investment operations:
Net investment income[1]	0.11	0.20	0.19	0.23	0.25	0.27
Net realized and unrealized gain (loss)	(0.26)	0.12	0.01	(0.17)	0.22	(0.27)
Total from investment operations	(0.15)	0.32	0.20	0.06	0.47	0.00
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.21)	(0.19)	(0.24)	(0.25)	(0.30)
Net asset value, end of period	$6.60	$6.86	$6.75	$6.74	$6.92	$6.70

Total Return, at Net Asset Value[2]	(2.12)%	4.81%	2.96%	0.85%	7.16%	0.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,019,237	$993,755	$614,674	$598,204	$581,836	$506,455
Average net assets (in thousands)	$1,000,876	$757,851	$621,576	$592,163	$559,118	$304,290
Ratios to average net assets:[3]
Net investment income	3.45%	2.98%	2.77%	3.35%	3.60%	3.97%
Expenses excluding specific expenses listed below	0.41%	0.43%	0.50%	0.51%	0.53%	0.54%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	0.41%	0.43%	0.50%	0.51%	0.53%	0.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.40%	0.42%	0.49%	0.50%	0.52%	0.53%
Portfolio turnover rate[6]	34%	86%	80%	85%	137%	113%

49      OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	0.41%
Year Ended December 31, 2017	0.43%
Year Ended December 31, 2016	0.51%
Year Ended December 31, 2015	0.52%
Year Ended December 31, 2014	0.54%
Year Ended December 31, 2013	0.55%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2018	$6,062,441,355	$5,962,869,919
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681

See accompanying Notes to Financial Statements.

50      OPPENHEIMER TOTAL RETURN BOND FUND

Class R	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$6.86	$6.76	$6.74	$6.92	$6.70	$7.00
Income (loss) from investment operations:
Net investment income[1]	0.09	0.16	0.14	0.19	0.20	0.23
Net realized and unrealized gain (loss)	(0.26)	0.10	0.02	(0.17)	0.23	(0.27)

Total from investment operations	(0.17)	0.26	0.16	0.02	0.43	(0.04)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.16)	(0.14)	(0.20)	(0.21)	(0.26)
Net asset value, end of period	$6.60	$6.86	$6.76	$6.74	$6.92	$6.70

Total Return, at Net Asset Value[2]	(2.44)%	3.95%	2.43%	0.20%	6.49%	(0.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,310	$61,691	$63,752	$46,588	$36,272	$30,989
Average net assets (in thousands)	$58,894	$64,342	$59,580	$42,837	$32,383	$35,063
Ratios to average net assets:[3]
Net investment income	2.81%	2.29%	2.09%	2.70%	2.97%	3.39%
Expenses excluding specific expenses listed below	1.05%	1.12%	1.19%	1.20%	1.22%	1.25%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.05%	1.12%	1.19%	1.20%	1.22%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%[6]	1.10%	1.15%	1.15%	1.15%	1.15%
Portfolio turnover rate[7]	34%	86%	80%	85%	137%	113%

51      OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	1.05%
Year Ended December 31, 2017	1.12%
Year Ended December 31, 2016	1.20%
Year Ended December 31, 2015	1.21%
Year Ended December 31, 2014	1.23%
Year Ended December 31, 2013	1.26%

6. Waiver was less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2018	$6,062,441,355	$5,962,869,919
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681

See accompanying Notes to Financial Statements.

52      OPPENHEIMER TOTAL RETURN BOND FUND

Class Y	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$6.82	$6.72	$6.70	$6.88	$6.66	$6.99
Income (loss) from investment operations:
Net investment income[1]	0.11	0.20	0.18	0.22	0.24	0.28
Net realized and unrealized gain (loss)	(0.25)	0.11	0.02	(0.17)	0.22	(0.32)

Total from investment operations	(0.14)	0.31	0.20	0.05	0.46	(0.04)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.21)	(0.18)	(0.23)	(0.24)	(0.29)
Net asset value, end of period	$6.57	$6.82	$6.72	$6.70	$6.88	$6.66

Total Return, at Net Asset Value[2]	(2.02)%	4.60%	3.01%	0.75%	7.06%	(0.59)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$408,636	$343,689	$177,047	$86,801	$54,531	$10,093
Average net assets (in thousands)	$388,698	$218,842	$158,960	$73,372	$16,845	$218,707
Ratios to average net assets:[3]
Net investment income	3.40%	2.93%	2.64%	3.25%	3.48%	4.04%
Expenses excluding specific expenses listed below	0.55%	0.62%	0.69%	0.70%	0.71%	0.59%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.55%	0.62%	0.69%	0.70%	0.71%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%	0.48%	0.60%	0.60%	0.62%	0.58%
Portfolio turnover rate[6]	34%	86%	80%	85%	137%	113%

53      OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	0.55%
Year Ended December 31, 2017	0.62%
Year Ended December 31, 2016	0.70%
Year Ended December 31, 2015	0.71%
Year Ended December 31, 2014	0.72%
Year Ended December 31, 2013	0.60%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2018	$6,062,441,355	$5,962,869,919
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681

See accompanying Notes to Financial Statements.

54      OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer Total Return Bond Fund (the “Fund”), a series of Oppenheimer Integrity Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state

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2. Significant Accounting Policies (Continued)

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2017, the Fund utilized $5,211,992 capital loss carryforwards to offset capital gains realized in that fiscal year. For the fiscal year ended December 31, 2017, the Fund had capital loss carryforwards of $11,962,409 with no expiration. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $40,863,071. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,985,871,703
Federal tax cost of other investments	(1,223,842,706)

Total federal tax cost	$1,762,028,997

Gross unrealized appreciation	$14,938,126
Gross unrealized depreciation	(39,532,924)

Net unrealized depreciation	$(24,594,798)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes

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3. Securities Valuation (Continued)

in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$298,176,885	$—	$298,176,885
Mortgage-Backed Obligations	—	1,239,473,841	16,472	1,239,490,313
U.S. Government Obligation	—	7,423,462	—	7,423,462
Corporate Bonds and Notes	—	1,005,438,723	—	1,005,438,723
Short-Term Notes	—	375,094,362	—	375,094,362
Investment Company	33,932,842	—	—	33,932,842

Total Investments, at Value	33,932,842	2,925,607,273	16,472	2,959,556,587
Other Financial Instruments:
Futures contracts	2,337,733	—	—	2,337,733

Total Assets	$36,270,575	$2,925,607,273	$16,472	$2,961,894,320

Liabilities Table
Other Financial Instruments:
Futures contracts	$(617,415)	$—	$—	$(617,415)

Total Liabilities	$(617,415)	$—	$—	$(617,415)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$1,783,948	$(1,783,948)
Total Assets	$1,783,948	$(1,783,948)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net

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4. Investments and Risks (Continued)

asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,609,015,982
Sold securities	718,144,980

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $2,407,997 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $277,000 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 27% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of

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5. Market Risk Factors (Continued)

assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC ”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $182,244,348 and $652,077,019 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include

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6. Use of Derivatives (Continued)

the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $1,404,286 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

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6. Use of Derivatives (Continued)

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

At period end, the Fund had no purchased swaption contracts outstanding.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $34,622 and $15,559 on purchased and written swaptions, respectively.

At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate

67      OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in

68      OPPENHEIMER TOTAL RETURN BOND FUND

6. Use of Derivatives (Continued)

the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Equity contracts	Variation margin receivable	$177,176	*	Variation margin payable	$49,650	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Futures contracts	Swap contracts	Total
Credit contracts	$(299,268)	$141,938	$—	$(50,683)	$(208,013)
Interest rate contracts	—	—	(3,932,008)	—	(3,932,008)

Total	$(299,268)	$141,938	$(3,932,008)	$(50,683)	$(4,140,021)

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$(11,022)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold[1]	7,654,708	$51,208,004	29,192,515	$199,859,305
Dividends and/or distributions reinvested	1,051,603	7,012,836	2,109,844	14,450,494
Redeemed	(13,611,241)	(90,988,668)	(39,757,874)	(272,183,139)

Net decrease	(4,904,930)	$(32,767,828)	(8,455,515)	$(57,873,340)

Class B
Sold	3,299	$22,040	36,270	$248,153
Dividends and/or distributions reinvested	937	6,281	8,115	55,491
Redeemed[1]	(228,150)	(1,530,211)	(613,942)	(4,193,640)

Net decrease	(223,914)	$(1,501,890)	(569,557)	$(3,889,996)

Class C
Sold	1,185,707	$7,947,392	2,490,916	$17,059,039
Dividends and/or distributions reinvested	167,956	1,121,185	298,480	2,046,591
Redeemed	(2,272,125)	(15,196,837)	(5,632,824)	(38,541,817)

Net decrease	(918,462)	$(6,128,260)	(2,843,428)	$(19,436,187)

Class I
Sold	30,608,933	$204,183,683	67,052,245	$458,608,265
Dividends and/or distributions reinvested	2,030,265	13,523,566	2,844,023	19,464,417
Redeemed	(23,130,615)	(154,364,102)	(15,983,317)	(109,303,348)

Net increase	9,508,583	$63,343,147	53,912,951	$368,769,334

Class R
Sold	1,222,100	$8,170,294	3,041,345	$20,753,130
Dividends and/or distributions reinvested	110,240	734,791	197,783	1,354,194
Redeemed	(1,645,415)	(11,015,824)	(3,682,284)	(25,195,339)

Net decrease	(313,075)	$(2,110,739)	(443,156)	$(3,088,015)

Class Y
Sold	24,791,578	$164,935,774	39,044,407	$266,113,686
Dividends and/or distributions reinvested	875,697	5,800,297	789,486	5,376,972
Redeemed	(13,812,664)	(91,587,260)	(15,806,011)	(107,506,411)

Net increase	11,854,611	$79,148,811	24,027,882	$163,984,247

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

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8. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$655,267,710	$566,573,512
U.S. government and government agency obligations	—	1,490,615
To Be Announced (TBA) mortgage-related securities	6,062,441,355	5,962,869,919

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.40%
Next $500 million	0.35
Next $4 billion	0.33
Over $5 billion	0.31

The Fund’s effective management fee for the reporting period was 0.35% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the

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9. Fees and Other Transactions with Affiliates (Continued)

redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor[1]	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
June 30, 2018	$56,521	$5,612	$740	$3,279	$—

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

Waivers and Reimbursements of Expenses. After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” to annual rates of 0.75% for Class A, 0.40% for Class I and 0.45% for Class Y shares. In addition, the Manager has contractually agreed to waive fees and/ or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable interest and fees from borrowing, interest and related expenses from inverse floaters, dividend expense, taxes, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 1.65% for Class C shares, and 1.15% for Class R shares, as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$122,797
Class I	38,535
Class Y	191,782

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $23,041 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Cross-Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board of Trustees. These procedures are designed to ensure that any cross-trade of securities between Funds or between a Fund and another account or private fund that is an affiliate of the Fund solely by virtue of having a common investment adviser, common trustee/ director or common officer complies with Rule 17a-7 under the 1940 Act. Further, as defined

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

under these procedures, each cross-trade is effected at the current market price.

During the period, the Fund had $38,370,465 in purchases and $1,715,121 in sales considered cross-trades, resulting in $28,000 of realized gain/(loss).

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Effective July 17, 2018, the Facility was increased to $1.95 billion. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

74      OPPENHEIMER TOTAL RETURN BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER TOTAL RETURN BOND FUND

Trustees and Officers

Robert J. Malone, Chairman of the Board of Trustees and Trustee

Andrew J. Donohue, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Krishna Memani, Vice President

Peter A. Strzalkowski, Vice President

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Foxson, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.

•	When you create a user ID and password for online account access.

•	When you enroll in eDocs Direct,SM our electronic document delivery service.

•	Your transactions with us, our affiliates or others.

•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

77      OPPENHEIMER TOTAL RETURN BOND FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0285.001.0618 August 24, 2018

Semiannual Report	6/30/2018

OppenheimerFunds®
The Right Way
to Invest

# Oppenheimer
# Global Unconstrained Bond Fund

Class A Shares

CUMULATIVE TOTAL RETURNS AT 6/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Global Aggregate Index (Hedged)
Since Inception (1/26/18)	-5.34%	-9.84%	0.63%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Fund Performance Discussion

Since the Fund’s inception on January 26, 2018 through June 30, 2018, its Class A shares (without sales charge) produced a cumulative total return of -5.34%. In comparison, the Bloomberg Barclays Global Aggregate Index (Hedged) (“the Index”) returned 0.63%. Relative performance during this period can be largely explained by the Fund’s allocation to non-U.S. fixed income and currency exposure. International economic and geopolitical concerns were noticeable during the reporting period, and caused some market turbulence, especially in foreign bond and currency markets. Trade tensions were on the rise, and there were pockets of political issues, such as the elections in Mexico and Turkey, the new Italian government, and issues around immigration in the Eurozone.

INVESTMENT PHILOSOPHY AND PROCESS

We believe that investing across various fixed income sectors in both U.S. and international markets has the potential to generate high income and capital appreciation with less risk than investing in one individual sector. The Fund seeks to be an “all weather” product that is designed to identify and seek to exploit multiple dimensions of currency, interest rate and credit market regimes, rather than focusing on one broad approach. We believe this approach can provide the flexibility to adjust to an ever-changing market landscape and a rising interest rate environment.

Opportunities to extract risk premia from markets or sectors develop due to innovation or market dislocation. We believe committing capital at opportune moments can allow the Fund to extract substantial risk premia. In our view, a consistent macro framework with a medium-term investment horizon and a risk allocation process is key to delivering attractive risk-adjusted returns. This is the process we seek to implement in managing the Fund.

Hemant Baijal Portfolio Manager

3      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Investment Companies
iShares JP Morgan USD Emerging Markets Bond ETF	14.2%
Oppenheimer Institutional Government Money Market Fund	8.8
Oppenheimer Limited-Term Bond Fund	23.8
Oppenheimer Ultra-Short Duration Fund	—*
Foreign Government Obligations	29.0
Non-Convertible Corporate Bonds and Notes	21.8
Short-Term Notes	2.1
Over-the-Counter Interest Rate Swaptions Purchased	0.2
Over-the-Counter Options Purchased	0.1

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Limited-Term Bond Fund, Cl. I	25.1%
iShares JP Morgan USD Emerging Markets Bond ETF	14.9
Oppenheimer Institutional Government Money Market Fund, Cl. E	9.3
Republic of India, 8.12% Sr. Unsec. Nts., 12/10/20	6.0
Republic of India, 7.80% Sr. Unsec. Nts., 5/3/20	6.0
Hellenic Republic, 3.90% Bonds, 1/30/33	4.4
United Mexican States, Series M, 5.75% Bonds, 3/5/26	3.9
Republic of Indonesia, Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	3.6
Federative Republic of Brazil, 10.00% Unsec. Nts., 1/1/25	3.5
Banco Santander SA, 6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

4      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

TOP TEN GEOGRAPHICAL HOLDINGS

United States	46.8%
India	11.4
France	6.0
Spain	4.8
Brazil	4.4
Greece	4.2
Indonesia	4.2
Switzerland	4.0
United Kingdom	3.8
Mexico	3.7

Portfolio holdings and allocation are subject to change. Percentages are as of June 30, 2018, and are based on total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

5      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/18

	Inception Date	Since Inception
Class A (OGUAX)	1/26/18	-5.34%
Class I (OGUIX)	1/26/18	-5.15
Class Y (OGUYX)	1/26/18	-5.21

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/18

	Inception Date	Since Inception
Class A (OGUAX)	1/26/18	-9.84%
Class I (OGUIX)	1/26/18	-5.15
Class Y (OGUYX)	1/26/18	-5.21

STANDARDIZED YIELDS

For the 30 Days Ended 6/30/18

Class A	4.29%
Class I	4.77
Class Y	4.67

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 6/30/18

Class A	4.16%
Class I	4.68
Class Y	4.58

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge for Class A shares, except where “without sales charge” is indicated. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended June 30, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended June 30, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Global Aggregate Bond Index (Hedged). The Bloomberg Barclays Global Aggregate Bond Index (Hedged) provides a broad-based measure of global investment grade fixed-rate debt

6      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

markets. The index is comprised of several other Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples for Actual Expenses are based on an investment of $1,000.00 invested at the beginning of the period, January 26, 2018 (commencement of operations) and held for the period ended June 30, 2018.

The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000.00 invested on January 1, 2018 and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2018	June 30, 2018	June 30, 2018[1,2]
Class A	$1,000.00	$946.60	$3.83
Class I	1,000.00	948.50	2.84
Class Y	1,000.00	947.90	3.21

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.23	4.62
Class I	1,000.00	1,021.42	3.41
Class Y	1,000.00	1,020.98	3.87

1. Actual expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 156/365 to reflect the period from January 26, 2018 (commencement of operations) to June 30, 2018.

2. Hypothetical expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, for the period January 26, 2018 (commencement of operations) to June 30, 2018 are as follows:

Class	Expense Ratios
Class A	0.92%
Class I	0.68
Class Y	0.77

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

		Principal Amount	Value
Foreign Government Obligations—30.5%
Brazil—3.5%
Federative Republic of Brazil, 10.00% Unsec. Nts., 1/1/25	BRL	1,400,000	$340,403

Greece—4.4%
Hellenic Republic, 3.90% Bonds, 1/30/33	EUR	400,000	436,424

India—12.0%
Republic of India:
7.80% Sr. Unsec. Nts., 5/3/20	INR	40,000,000	586,547
8.12% Sr. Unsec. Nts., 12/10/20	INR	40,000,000	587,115
			1,173,662

Indonesia—4.4%
Republic of Indonesia:
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	5,000,000,000	356,774
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	1,000,000,000	72,464
			429,238

Mexico—3.9%
United Mexican States, Series M, 5.75% Bonds, 3/5/26	MXN	8,500,000	382,585

South Africa—2.3%
Republic of South Africa, Series 2037, 8.50% Bonds, 1/31/37	ZAR	3,500,000	231,449
Total Foreign Government Obligations (Cost $3,251,137)			2,993,761

Corporate Bonds and Notes—23.0%
Energy—1.1%
Oil, Gas & Consumable Fuels—1.1%
Petrobras Global Finance BV, 5.999% Sr. Unsec. Nts., 1/27/28[1]		116,000	105,183

Financials—19.4%
Capital Markets—4.2%
Credit Suisse Group AG, 7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[2,3]		200,000	206,981
UBS Group Funding Switzerland AG, 7.125% [USSW5+546.4] Jr. Sub. Perpetual Bonds[2,3]		200,000	205,759
			412,740

Commercial Banks—15.2%
Banco Santander SA, 6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds[2,3]	EUR	200,000	251,369
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,3]		200,000	209,250
CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[2,3]	EUR	200,000	248,882
Credit Agricole SA, 7.875% [USSW5+489.8] Jr. Sub. Perpetual Bonds[2,3]		200,000	204,302
Dresdner Funding Trust I, 8.151% Jr. Sub. Nts., 6/30/31[1]		100,000	124,997

10      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

		Principal Amount	Value
Commercial Banks (Continued)
HSBC Holdings plc, 6.875% [USISDA05+551.4] Jr. Sub. Perpetual Bonds[2,3]		$200,000	$207,250
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,3]		200,000	204,000
Standard Chartered plc, 7.014% [US0003M+146] Jr. Sub. Perpetual Bonds[1,2,3]		40,000	42,500
			1,492,550

Telecommunication Services—1.0%
Wireless Telecommunication Services—1.0%
Comunicaciones Celulares SA Via Comcel Trust, 6.875% Sr. Unsec. Nts., 2/6/24[1]		100,000	102,858

Utilities—1.5%
Electric Utilities—1.5%
NGG Finance plc, 5.625% [BPSW12+348] Sub. Nts., 6/18/73[2]	GBP	100,000	144,287
Total Corporate Bonds and Notes (Cost $2,412,061)			2,257,618

Short-Term Notes—2.3%
Arab Republic of Egypt Treasury Bills, 18.746%, 12/18/18[8]	EGP	2,500,000	128,968
Argentine Republic Treasury Bills, 46.50%, 7/18/18[4]	ARS	2,700,000	91,508
Total Short-Term Notes (Cost $223,796)			220,476

					Notional
	Counter-		Exercise	Expiration	Amount	Contracts
	party		Price	Date	(000’s)	(000’s)
Over-the-Counter Options Purchased—0.1%
						BRL

BRL Currency Call[5]	GSCO-OT	BRL	3.200	4/25/19	BRL 1,600	1,600	1,658
						BRL

BRL Currency Call[5]	JPM	BRL	3.150	5/24/19	BRL 10	10	1,010
						BRL

BRL Currency Call[5]	JPM	BRL	3.200	4/25/19	BRL 482,560	2,560	2,652
						IDR

IDR Currency Call[5]	GSCO-OT	IDR	13500.000	2/1/19	IDR 2,704,725,000	4,725,000	—
Total Over-the-Counter Options Purchased (Cost $24,599)							5,320

		Pay/Receive				Notional
	Counter	Floating	Floating	Fixed	Expiration	Amount
	-party	Rate	Rate	Rate	Date	(000’s)
Over-the-Counter Interest Rate Swaption Purchased—0.2%
Interest Rate Swap maturing 6/29/48 Call[5] (Cost $23,021)	JPM	Receive	Six-Month EUR- EURIBOR- Reuters	2.500%	6/27/23	EUR 433	22,539

11      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Companies—49.3%
iShares JP Morgan USD Emerging Markets Bond ETF	13,720	$1,464,883
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.85%[6,7]	910,384	910,384
Oppenheimer Limited-Term Bond Fund, Cl. I6	552,166	2,462,659
Oppenheimer Ultra-Short Duration Fund, Cl. Y6	209	1,044
Total Investment Companies (Cost $4,889,489)		4,838,970
Total Investments, at Value (Cost $10,824,103)	105.4%	10,338,684
Net Other Assets (Liabilities)	(5.4)	(525,530)
Net Assets	100.0%	$9,813,154

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $788,788 or 8.04% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

4. Current yield as of period end.

5. Non-income producing security.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares January 26, 2018 (Commencement of Operations)	Gross Additions	Gross Reductions	Shares June 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	12,012,470	11,102,086	910,384
Oppenheimer Limited-Term Bond Fund, Cl. I	—	981,366	429,200	552,166
Oppenheimer Ultra-Short Duration Fund, Cl. Y	—	735,454	735,245	209
Oppenheimer Senior Floating Rate, Cl. I	—	61,650	61,650	—

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$910,384	$4,643	$—	$—
Oppenheimer Limited-Term Bond Fund, Cl. I	2,462,659	29,928	(15,198)	(10,278)
Oppenheimer Ultra-Short Duration Fund, Cl. Y	1,044	11,948	(4,850)	2
Oppenheimer Senior Floating Rate, Cl. I	—	1,257	617	—

Total	$3,374,087	$47,776	$(19,431)	$(10,276)

12      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Footnotes to Statement of Investments (Continued)

7. Rate shown is the 7-day yield at period end.

8. Zero coupon bond reflects effective yield on the original acquisition date.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$4,838,971	46.8%
India	1,173,662	11.4
France	617,552	6.0
Spain	500,250	4.8
Brazil	450,906	4.4
Greece	436,424	4.2
Indonesia	429,238	4.2
Switzerland	412,740	4.0
United Kingdom	394,037	3.8
Mexico	382,585	3.7
South Africa	231,449	2.2
Egypt	128,968	1.2
Germany	124,997	1.2
Guatemala	102,858	1.0
Argentina	91,508	0.9
Eurozone	22,539	0.2

Total	$10,338,684	100.0%

Forward Currency Exchange Contracts as of June 30, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	09/2018	USD	257	ZAR	3,430	$9,795	$—
BAC	09/2018	ZAR	2,530	USD	190	—	7,225
BOA	09/2018	COP	588,000	USD	205	—	5,511
BOA	08/2018	EUR	130	USD	162	—	9,755
BOA	09/2018	INR	13,400	USD	196	—	2,206
BOA	08/2018	JPY	21,000	USD	199	—	8,405
BOA	08/2018	USD	449	EUR	365	20,570	—
BOA	08/2018	USD	300	GBP	215	15,619	—
BOA	07/2018	USD	377	IDR	5,253,000	9,716	—
BOA	09/2018	USD	594	INR	41,000	1,889	—
CITNA-B	07/2018	EGP	1,897	USD	105	858	—
CITNA-B	08/2018	EUR	445	USD	555	—	32,810
CITNA-B	08/2018	JPY	21,000	USD	200	—	9,142
CITNA-B	09/2018	RUB	73,700	USD	1,155	11,771	2,641
CITNA-B	07/2018	USD	203	EGP	3,660	—	1,457
CITNA-B	08/2018	USD	569	EUR	455	35,600	—
CITNA-B	09/2018	USD	196	TRY	930	433	—
GSCO-OT	02/2019 - 04/2019	BRL	1,343	USD	375	—	37,356
GSCO-OT	08/2018	CAD	100	USD	78	—	1,429
GSCO-OT	08/2018	KZT	35,000	USD	107	—	4,842
GSCO-OT	08/2018	PLN	720	USD	202	—	9,893
GSCO-OT	02/2019	USD	225	BRL	805	21,995	—
GSCO-OT	08/2018	USD	80	CAD	100	3,686	—

13      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	08/2018	USD	106	EUR	90	$743	$—
GSCO-OT	09/2018	USD	595	INR	41,000	2,492	—
GSCO-OT	08/2018	USD	385	JPY	42,000	4,179	—
GSCO-OT	08/2018	USD	105	KZT	35,000	3,111	—
JPM	07/2018 - 08/2018	BRL	3,359	USD	882	—	16,128
JPM	07/2018	EGP	1,763	USD	98	626	—
JPM	08/2018	EUR	195	USD	239	—	9,952
JPM	08/2018	GBP	105	USD	146	—	6,964
JPM	08/2018	GHS	250	USD	54	—	2,408
JPM	09/2018	RUB	22,450	USD	357	—	2,516
JPM	10/2018	UAH	1,410	USD	50	1,224	—
JPM	07/2018 - 04/2019	USD	1,338	BRL	5,038	44,075	—
JPM	08/2018	USD	624	EUR	513	22,692	171
JPM	09/2018	USD	421	MXN	8,800	—	16,416
JPM	09/2018	USD	1,174	RUB	73,800	8,271	—
TDB	08/2018	USD	526	EUR	425	27,563	—

Total Unrealized Appreciation and Depreciation						$246,908	$187,227

Over-the-Counter Options Written at June 30, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		USD		EUR

EUR Currency Call	BOA	1.220	7/26/18	(600)	EUR 600	$9,985	$ (134)
		USD		GBP

GBP Currency Call	GSCO-OT	1.397	7/27/18	(290)	GBP 290	6,419	(50)
		IDR		IDR

IDR Currency Put	GSCO-OT	14000.000	2/1/19	(4,900,000)	IDR 2,804,900,000	7,233	(19,600)
		IDR		IDR

IDR Currency Call	GSCO-OT	12700.000	2/1/19	(4,445,000)	IDR 2,544,445,000	1,709	—
		MXN		MXN

MXN Currency Put	JPM	20.200	8/2/18	(5,050)	MXN 2,020,000	2,892	(3,697)
		SEK		SEK

SEK Currency Put	CITNA-B	8.727	7/27/18	(3,491)	SEK 3,491	4,290	(10,598)
		TRY		TRY

TRY Currency Put	GSCO-OT	4.251	7/19/18	(1,275)	TRY 213,825	4,894	(24,609)

Total Over-the-Counter Options Written						$37,422	$ (58,688)

14      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Centrally Cleared Credit Default Swap at June 30, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY.30	Buy	5.000%	6/20/23	USD 500	$27,572	$(29,690)	$ (2,118)

Centrally Cleared Interest Rate Swaps at June 30, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Receive	EUR006M	0.957%	4/11/28	EUR 2,000	$—	$(27,827)	$ (27,827)
DEU	Pay	BZDI	9.595	1/2/25	BRL 2,800	—	(37,454)	(37,454)
		Six-Month CHF
GSCOI	Pay	BBA LIBOR	0.884	4/4/28	CHF 480	—	(760)	(760)
		Six-Month EUR
GSCOI	Receive	EURIBOR	1.596	4/4/28	EUR 430	—	(2,723)	(2,723)

Total Centrally Cleared Interest Rate Swaps						$—	$(68,764)	$ (68,764)

Over-the-Counter Interest Rate Swap at June 30, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
GSCOI	Receive	CNY	3.785%	3/27/23	CNY 1,250	$—	$(4,231)	$ (4,231)

Over-the-Counter Interest Rate Swaptions Written at June 30, 2018
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 5/31/20 Call	BOA	Pay	Three-Month USD BBA LIBOR	2.718%	5/29/19	USD	25,000	$50,000	$ (86,679)
Interest Rate Swap maturing 6/30/31 Call	JPM	Pay	Six-Month EUR EURIBOR Reuters	2.750	6/28/21	EUR	2,200	17,602	(19,177)

Total Over-the-Counter Interest Rate Swaptions Written								$67,602	$ (105,856)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA
TDB	Toronto Dominion Bank

15      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies

ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Renminbi
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
GHS	Ghanaian Cedi
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KZT	Kazakhstan Tenge
MXN	Mexican Nuevo Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BPSW12	GBP Swap SA (vs 6M) 12Y
BZDI	Brazil Interbank Deposit Rate
CDX.HY.30	Markit CDX High Yield Index
EUR006M	EURIBOR 6 Month ACT/360
CNREPOFIX=CFXS	Repurchase Fixing Rates
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

16      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 Unaudited

Assets

Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $7,439,740)	$6,964,597
Affiliated companies (cost $3,384,363)	3,374,087

10,338,684
Cash used for collateral on centrally cleared swaps	238,379
Unrealized appreciation on forward currency exchange contracts	246,908
Receivables and other assets:
Investments sold	131,588
Interest and dividends	97,761
Other	9,121

Total assets	11,062,441

Liabilities

Bank overdraft	595,858
Bank overdraft-foreign	73,607
Unrealized depreciation on forward currency exchange contracts	187,227
Options written, at value (premiums received $37,422)	58,688
Swaps, at value	4,231
Centrally cleared swaps, at value (premiums received $27,572)	98,454
Swaptions written, at value (premiums received $67,602)	105,856
Payables and other liabilities:
Dividends	38,455
Investments purchased	29,673
Shareholder communications	1,410
Trustees’ compensation	873
Distribution and service plan fees	20
Other	54,935

Total liabilities	1,249,287
Net Assets	$9,813,154

Composition of Net Assets

Par value of shares of beneficial interest	$1,054
Additional paid-in capital	10,536,944
Accumulated net investment income	4,738
Accumulated net realized loss on investments and foreign currency transactions	(153,213)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(576,369)

Net Assets	$9,813,154

17      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $106,557 and 11,451 shares of beneficial interest outstanding)	$9.31

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.77
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,553,672 and 1,026,553 shares of beneficial interest outstanding)	$9.31
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $152,925 and 16,436 shares of beneficial interest outstanding)	$9.30

See accompanying Notes to Financial Statements.

18      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT

OF OPERATIONS For the Period Ended June 30, 20181 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $3,966)	$163,175
Dividends:
Unaffiliated companies	10,056
Affiliated companies	47,776

Total investment income	221,007

Expenses

Management fees	25,484
Distribution and service plan fees—Class A	56
Transfer and shareholder servicing agent fees:
Class A	48
Class I	1,256
Class Y	56
Shareholder communications:
Class A	44
Class I	1,562
Class Y	14
Legal, auditing and other professional fees	21,289
Registration fees	2,269
Custodian fees and expenses	2,176
Trustees’ compensation	1,562
Other	186

Total expenses	56,002
Less waivers and reimbursements of expenses	(27,031)

Net expenses	28,971
Net Investment Income	192,036

19      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$(316,308)
Affiliated companies	(19,431)
Option contracts written	7,901
Futures contracts	(16,868)
Foreign currency transactions	19,974
Forward currency exchange contracts	135,536
Swap contracts	(6,744)
Swaption contracts written	42,727

Net realized loss	(153,213)
Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	(475,144)
Affiliated companies	(10,276)
Translation of assets and liabilities denominated in foreign currencies	(15,997)
Forward currency exchange contracts	59,681
Option contracts written	(21,266)
Swap contracts	(75,113)
Swaption contracts written	(38,254)

Net change in unrealized appreciation/depreciation	(576,369)
Net Decrease in Net Assets Resulting from Operations	$(537,546)

1. For the period from January 26, 2018 (commencement of operations) to June 30, 2018.

See accompanying Notes to Financial Statements.

20      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF CHANGES IN NET ASSETS Unaudited

Period Ended June 30, 2018[1]
Operations
Net investment income	$192,036
Net realized loss	(153,213)
Net change in unrealized appreciation/depreciation	(576,369)

Net decrease in net assets resulting from operations	(537,546)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,290)
Class I	(184,418)
Class Y	(1,590)

(187,298)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	111,965
Class I	10,264,351
Class Y	161,652

10,537,968

Net Assets
Total increase	9,813,124
Beginning of period	30[2]

End of period (including accumulated net investment income of $ 4,738)	$9,813,154

1. For the period from January 26, 2018 (commencement of operations) to June 30, 2018.

2. Reflects the value of the Manager’s seed money invested on January 8, 2018.

See accompanying Notes to Financial Statements.

21      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Period Ended June 30, 2018 (Unaudited)[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.18
Net realized and unrealized loss	(0.70)

Total from investment operations	(0.52)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)
Net asset value, end of period	$9.31

Total Return, at Net Asset Value[3]	(5.34)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106
Average net assets (in thousands)	$67
Ratios to average net assets:[4]
Net investment income	4.28%
Total expenses[5]	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%
Portfolio turnover rate	159%

1. For the period from January 26, 2018 (commencement of operations) to June 30, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended June 30, 2018	1.94%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Class I	Period Ended June 30, 2018 (Unaudited)[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.19
Net realized and unrealized loss	(0.70)

Total from investment operations	(0.51)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)
Net asset value, end of period	$9.31

Total Return, at Net Asset Value[3]	(5.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,554
Average net assets (in thousands)	$9,791
Ratios to average net assets:[4]
Net investment income	4.52%
Total expenses[5]	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%
Portfolio turnover rate	159%

1. For the period from January 26, 2018 (commencement of operations) to June 30, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended June 30, 2018	1.42%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Period Ended June 30, 2018 (Unaudited)[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.18
Net realized and unrealized loss	(0.70)

Total from investment operations	(0.52)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)
Net asset value, end of period	$9.30

Total Return, at Net Asset Value[3]	(5.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153
Average net assets (in thousands)	$78
Ratios to average net assets:[4]
Net investment income	4.44%
Total expenses[5]	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%
Portfolio turnover rate	159%

1. For the period from January 26, 2018 (commencement of operations) to June 30, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended June 30, 2018	1.72%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer Global Unconstrained Bond Fund (the “Fund”), a series of Oppenheimer Integrity Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a contingent deferred sales charge (“CDSC”), however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on

25      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

26      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions since commencement of operations on January 26, 2018, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $153,213. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$10,839,301
Federal tax cost of other investments	(194,021)

Total federal tax cost	$10,645,280

Gross unrealized appreciation	$286,123
Gross unrealized depreciation	(877,690)

Net unrealized depreciation	$(591,567)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts

27      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific

28      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

3. Securities Valuation (Continued)

events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

29      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$2,993,761	$—	$2,993,761
Corporate Bonds and Notes	—	2,257,618	—	2,257,618
Short-Term Notes	—	220,476	—	220,476
Over-the-Counter Options Purchased	—	5,320	—	5,320
Over-the-Counter Interest Rate Swaption Purchased	—	22,539	—	22,539
Investment Companies	4,838,970	—	—	4,838,970
Total Investments, at Value	4,838,970	5,499,714	—	10,338,684
Other Financial Instruments:
Forward currency exchange contracts	—	246,908	—	246,908
Total Assets	$4,838,970	$5,746,622	$—	$10,585,592

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(4,231)	$—	$(4,231)
Centrally cleared swaps, at value	—	(98,454)	—	(98,454)
Options written, at value	—	(58,688)	—	(58,688)
Forward currency exchange contracts	—	(187,227)	—	(187,227)
Swaptions written, at value	—	(105,856)	—	(105,856)
Total Liabilities	$—	$(454,456)	$—	$(454,456)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other

30      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

4. Investments and Risks (Continued)

costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Significant Holdings. At period end, the Fund’s investment in Oppenheimer Limited-Term Bond Fund, accounted for 25.10% of the Fund’s net assets. Additional information on Oppenheimer Limited-Term Bond Fund, including the audited financials, can be found on the website of the Securities and Exchange Commission.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on

31      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 97% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period

32      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

5. Market Risk Factors (Continued)

typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the

33      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $3,377,876 and $6,150,211, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

At period end, the Fund had no futures contracts outstanding.

34      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $11,568 and $393 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $9,462 and $62,573 on written call options and written put options, respectively.

35      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized

36      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued)

loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $428,571 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $3,784,446 and $4,148,128 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised

37      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $62,315 and $76,586 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the

38      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued)

counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or

39      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of
		Assets & Liabilities
	Gross Amounts
	Not Offset in	Financial	Financial
	the Statement	Instruments	Instruments
	of Assets &	Available for	Collateral	Cash Collateral
Counterparty	Liabilities*	Offset	Received**	Received**	Net Amount
Bank of America NA	$47,794	$(47,794)	$–	$–	$–
Barclays Bank plc	9,795	(7,225)	–	–	2,570
Citibank NA	48,662	(48,662)	–	–	–
Goldman Sachs Bank USA	37,864	(37,864)	–	–	–
JPMorgan Chase Bank NA	103,089	(77,429)	–	–	25,660
Toronto dominion Bank	27,563	–	–	–	27,563
	$274,767	$(218,974)	$–	$–	$55,793

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

40      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued)

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(112,690)	$47,794	$–	$–	$ (64,896)
Barclays Bank plc	(7,225)	7,225	–	–	–
Citibank NA	(56,648)	48,662	–	–	(7,986)
Goldman Sachs Bank USA	(97,779)	37,864	–	–	(59,915)
Goldman Sachs International	(4,231)	–	–	–	(4,231)
JPMorgan Chase Bank NA	(77,429)	77,429	–	–	–

	$(356,002)	$218,974	$–	$–	$ (137,028)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts			Swaps, at value	$ 4,231
Credit contracts			Centrally cleared swaps, at value	29,690
Interest rate contracts			Centrally cleared swaps, at value	68,764
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$ 246,908	Unrealized depreciation on foreign currency exchange contracts	187,227
Forward currency exchange contracts			Options written, at value	58,688
Interest rate contracts			Swaptions written, at value	105,856
Forward currency exchange contracts	Investments, at value	5,320*
Interest rate contracts	Investments, at value	22,539*

Total		$ 274,767		$ 454,456

*Amounts relate to purchased option contracts and purchased swaption contracts, if any.

41      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts
Credit contracts	$—	$6,825	$—	$—
Forward currency exchange contracts	(1,358)	—	7,901	—
Interest rate contracts	(81,302)	35,902	—	(16,868)

Total	$(82,660)	$42,727	$7,901	$(16,868)

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments		Forward currency exchange contracts	Swap contracts	Total
Credit contracts		$—	$3,957	$10,782
Forward currency exchange contracts		135,536	—	142,079
Interest rate contracts		—	(10,701)	(72,969)

Total		$135,536	$(6,744)	$79,892

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments		Investment transactions in unaffiliated companies*	Option contracts written	Swaption contracts written
Credit contracts		$—	$—	$—
Forward currency exchange contracts		(19,279)	(21,266)	—
Interest rate contracts		(482)	—	(38,254)

Total		$(19,761)	$(21,266)	$(38,254)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments		Forward currency exchange contracts	Swap contracts	Total
Credit contracts		$—	$(2,118)	$(2,118)
Forward currency exchange contracts		59,681	—	19,136
Interest rate contracts		—	(72,995)	(111,731)

Total		$59,681	$(75,113)	$(94,713)

*Includes purchased option contracts and purchased swaption contracts, if any.

42      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended June 30, 2018[1,2]
	Shares	Amount
Class A
Sold	12,471	$122,128
Dividends and/or distributions reinvested	117	1,117
Redeemed	(1,138)	(11,280)
Net increase	11,450	$111,965

Class I
Sold	1,027,653	$10,275,345
Dividends and/or distributions reinvested	—	—
Redeemed	(1,101)	(10,994)
Net increase	1,026,552	$10,264,351

Class Y
Sold	16,512	$162,352
Dividends and/or distributions reinvested	149	1,407
Redeemed	(226)	(2,107)
Net increase	16,435	$161,652

1. For the period from January 26, 2018 (commencement of operations) to June 30, 2018.

2. The Fund sold one share of Class A, Class I, and Class Y, at a value of $10 to the Manager upon seeding the Fund on January 8, 2018. These amounts are not reflected in the table above.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$22,357,822	$12,525,585

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.60%
Next $500 million	0.55
Next $4 billion	0.50
Over $5 billion	0.48

The Fund’s effective management fee for the reporting period was 0.60% of average annual net assets before any applicable waivers.

43      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”)

44      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Period Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor
June 30, 2018	$173	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses, interest and fees from borrowing, and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.00% for Class A shares, 0.75% for Class I shares and 0.85% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$230
Class I	21,962
Class Y	249

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $4,590 for these management fees. This fee waiver and/or expense reimbursement may not be amended or

45      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Effective July 17, 2018, the Facility was increased to $1.95 billion. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

46      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. The Board received information regarding the proposed services, fees, and expenses of the Fund.

The Managers provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ proposed services, (ii) the proposed fees and projected expenses of the Fund, including estimated and comparative fee and expense information, (iii) the estimated cost to the Manager and its affiliates of providing services, (iv) whether economies of scale are expected to be realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors, and (v) other benefits that are expected to accrue to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services to be provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Board also considered that the Managers’ duties will include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global will be responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. The Board took into account that OFI Global will be responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global will also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Managers’ resources that will be available to the Fund. The Board considered the history, reputation, qualification and background of the Sub-Adviser, and the fact that the Sub-Adviser had over 50 years of experience as an investment adviser and that its assets

47      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services to be provided, the Board considered the experience of Hemant Baijal, the proposed portfolio manager for the Fund, and the Managers’ investment team and analysts. The Board members also considered the totality of their experiences with the Managers as trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services to be provided by affiliates of the Managers, which its members have become knowledgeable about in connection with other funds advised by the Managers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund should benefit from the services to be provided under the Agreements.

Investment Performance. Because the Fund has no operating history, the Board was unable to consider the Fund’s performance. However, the Board considered that OFI Global had been managing a similar investment strategy as a separate account since October 2016 with positive results.

Costs of Services to be Provided by the Manager. The Board reviewed the fees to be paid to the Adviser and the other expenses to be borne by the Fund. The Adviser provided comparative data in regard to the proposed fees and expenses of the Fund based on a subset of other funds classified by an independent service provider as being in the same category as the Fund. Based on this information, the Fund’s contractual management fee is expected to be lower than the selected peer group median and above the peer group average. The Fund’s net expense ratio for Class A shares is expected to be lower than the selected peer group median and the selected peer group average. The Board also considered that the Adviser proposed to contractually waive a portion of its management fees and/or reimburse the Fund for certain of its expenses so that total annual fund operating expenses after any fee waiver and/or expense reimbursement (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) will not exceed 1.00% of average annual net assets for Class A Shares, 0.85% for Class Y shares, and 0.75% for Class I Shares.

Economies of Scale. The Board considered information regarding the Managers’ anticipated costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that it is proposed that the Fund will have management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

48      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Other Benefits to the Managers. In evaluating other benefits that accrue to the Managers from their relationship with the Fund, the Board noted that OFI Global is the Transfer Agent for the Fund through its operating division, Shareholder Services, Inc., and that OppenheimerFunds Distributor, Inc., an affiliate of OFI, is the Fund’s Distributor. The Fund compensates the Transfer Agent and the Distributor in connection with the provision of those services. The Board reviewed and approved the written contracts for each which set forth the anticipated services to be provided by those entities and their estimated costs in so doing. The Board also considered information that was provided regarding the direct and indirect benefits the Managers are expected to receive as a result of their relationship with the Fund and research that may be provided to the Managers in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

The Board, including the independent Trustees members, considered the data provided by the Managers and concluded that sufficient information had been provided to allow them to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreement and the reasonableness of the proposed investment advisory fee and sub-advisory fee. It also considered that the Managers and their affiliates have been the investment advisers for other Oppenheimer funds for a number of years and that it has found the performance of the Managers to be satisfactory. They concluded that the Fund’s proposed management fees are reasonable in light of the services to be provided to the Fund.

The Board, including the independent Board members, concluded that the Board should approve the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

49      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

50      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Unconstrained Bond Fund	1/31/18	0.0%	0.0%	100.0%

51      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Hemant Baijal, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

52      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

53      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

54      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

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55      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS4823.001.0618 August 24, 2018

Semiannual Report	6/30/2018

Class A Shares

CUMULATIVE TOTAL RETURNS AT 6/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	ICE BofAML Fixed Rate Preferred Securities Index
Since Inception (2/12/18)	-0.68%	-5.40%	2.55%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Fund Performance Discussion

Since the Fund’s inception on February 12, 2018 through June 30, 2018, its Class A shares (without sales charge) produced a cumulative total return of -0.68%. In comparison, the ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index (the “Index”) returned 2.55%. Relative underperformance during this period can be largely explained by the Fund’s allocation to non-U.S. preferred securities and underweight position to fixed-rate preferred securities.

During the initial months following commencement of Fund operations, the preferred securities market experienced heightened volatility. The U.S. Treasury 10-year interest rate rose dramatically, reaching a multi-year high of 3.11% before rallying on the back of political instability in Europe and trade talks, ending the period at 2.84%. The interest-rate volatility caused fixed-rate preferred securities to underperform at the start of the period before rallying sharply with the downward move in interest rates. In Europe, Italy’s populist parties formed a coalition government that once again may test the European single market structure, which caused selloffs in European markets. The Fund’s overweight to contingent convertible bonds (also known as CoCos), which are capital securities primarily issued by European financial services firms, traded down materially on the development and were the largest detractor to relative performance.

Looking forward, we expect rates to trend higher as the Federal Reserve (Fed) is poised to continue to raise rates through the end of the year. In such an environment, we believe preferred securities with floating-rate coupons will perform well relative to securities with fixed-rate coupons and have positioned the Fund to reflect this view. In addition, we believe credit conditions remain favorable for the financial services sector, which comprises the majority of the Fund’s holdings. Finally, we believe the political situation in Europe will remain uncertain as Italy, and potentially the U.K., face potential headwinds.

INVESTMENT PHILOSOPHY AND PROCESS

We believe the preferred security market is under-researched and inefficient due to the complexity and array of security structure types available within the space. As a result, we believe a deep understanding and careful analysis of these structures can help drive outperformance in two ways. First, by allocating across structures to construct target portfolio duration profiles that seek to perform well in different interest rate environments. Second, by using fundamental credit and relative value analysis designed to identify the most attractive opportunities in the market.

In addition, we believe that by evaluating preferred securities across the credit spectrum and the globe, we are able to increase our

3      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

opportunity set and thus total return and diversification potential.

We employ a top-down and bottom-up investment approach in which we form an investment outlook and interest rate view using a 6 - 12-month horizon. We then determine our desired duration profile as well as target allocations by security structure and industry sectors. Securities are selected based on qualitative and quantitative screens as well as rigorous credit and relative value analyses.

Helena Lee Portfolio Manager

4      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Top Holdings and Allocations

TOP TEN HOLDINGS
Oppenheimer Institutional Government Money Market Fund, Cl. E	3.9%
Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr. Sub. Perpetual Bonds	2.9
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds	2.8
GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5]	2.5
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	2.5
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637]	2.4
JPMorgan Chase & Co., 5.829% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1	2.4
Bank of America Corp., 6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds	2.3
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8]	2.2
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non- Vtg. [US0003M+406.7]	2.1

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

TOP GEOGRAPHICAL HOLDINGS

United States	75.9%
United Kingdom	6.4
France	6.3
Switzerland	3.6
Spain	3.4
Netherlands	1.8
Australia	1.6
Bermuda	1.0

Portfolio holdings and allocation are subject to change. Percentages are as of June 30, 2018, and are based on total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

5      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/18

	Inception Date	Since Inception
Class A (OPRAX)	2/12/18	-0.68%
Class I (OPRIX)	2/12/18	-0.53
Class Y (OPRYX)	2/12/18	-0.60

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/18

	Inception Date	Since Inception
Class A (OPRAX)	2/12/18	-5.40
Class I (OPRIX)	2/12/18	-0.53
Class Y (OPRYX)	2/12/18	-0.60

STANDARDIZED YIELDS
For the 30 Days Ended 6/30/18
Class A	4.32%
Class I	4.93
Class Y	4.74

UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 6/30/18
Class A	4.28%
Class I	4.93
Class Y	4.74

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge for Class A shares, except where “without sales charge” is indicated. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended June 30, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended June 30, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index. Qualifying securities must have an investment grade rating (based on an average rating of nationally recognized statistical rating organizations). In

6      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

addition, qualifying securities must be issued as public securities or through a Rule 144A filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule and must have a minimum amount outstanding of $100 million. The Index includes preference shares (perpetual preferred securities), American Depository Shares/Receipts (ADS/R), domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both dividends received deduction eligible and non-dividends received deduction eligible preferred stock and senior debt. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples for Actual Expenses are based on an investment of $1,000.00 invested at the beginning of the period, February 12, 2018 (commencement of operations) and held for the period ended June 30, 2018.

The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000.00 invested on January 1, 2018 and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Actual	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During 6 Months Ended June 30, 2018[1,2]
Class A	$1,000.00	$993.20	$4.37
Class I	1,000.00	994.70	2.85
Class Y	1,000.00	994.00	3.58

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.09	5.77
Class I	1,000.00	1,021.08	3.77
Class Y	1,000.00	1,020.13	4.72

1. Actual expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 139/365 to reflect the period from February 12, 2018 (commencement of operations) to June 30, 2018.

2. Hypothetical expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, for the period February 12, 2018 (commencement of operations) to June 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.15%
Class I	0.75
Class Y	0.94

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

	Principal Amount	Value
Corporate Bonds and Notes—63.2%
Energy—0.9%
Oil, Gas & Consumable Fuels—0.9%
Energy Transfer Partners LP, 6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[1,2]	$105,000	$96,009

Financials—56.6%
Capital Markets—11.0%
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[1,2]	200,000	191,750
Credit Suisse Group AG, 7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[1,2]	190,000	193,705
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[1,2]	190,000	193,800
Goldman Sachs Group, Inc. (The):
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[1,2]	100,000	94,060
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[1,2]	100,000	101,625
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,3]	190,000	171,000
UBS Group Funding Switzerland AG, 7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[1,2]	185,000	191,017

		1,136,957

Commercial Banks—36.5%
Banco Bilbao Vizcaya Argentaria SA, 6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[1,2]	195,000	172,575
Banco Santander SA, 6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[1,2]	195,000	195,933
Bank of America Corp.:
6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[1,2]	225,000	238,455
5.989% [US0003M+363] Jr. Sub. Perpetual Bonds, Series K1,2	48,000	48,264
Barclays plc, 7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[1,2]	185,000	191,595
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,3]	180,000	188,325
CIT Group, Inc., 5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[1,2]	195,000	193,050
Citigroup, Inc., 6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[1,2]	145,000	151,525
Citizens Financial Group, Inc., 6.00% [US0003M+300.3] Jr. Sub. Perpetual Bonds[1,2]	105,000	106,050
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,3]	270,000	286,538
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[1,2]	50,000	49,349
HSBC Holdings plc, 6.375% [USISDA05+370.5] Jr. Sub. Perpetual Bonds[1,2]	190,000	188,421
Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub. Perpetual Bonds[1,2]	102,000	100,916
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[1,2]	190,000	194,157

10      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

	Principal Amount	Value
Commercial Banks (Continued)
JPMorgan Chase & Co.:
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[1,2]	$191,000	$196,491
5.829% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[1,2]	245,000	247,646
Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr. Sub. Perpetual Bonds[1,2]	295,000	301,490
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,3]	185,000	188,700
SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[1,2]	150,000	147,555
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[1,2]	105,000	99,947
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[1,2]	200,000	198,250
Wells Fargo & Co., 6.111% [US0003M+377] Jr. Sub. Perpetual Bonds, Series K1,2	104,000	105,495

		3,790,727

Consumer Finance—2.4%
American Express Co., 4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[1,2]	147,000	147,625
Discover Financial Services, 5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[1,2]	100,000	97,750

		245,375

Diversified Financial Services—0.9%
Voya Financial, Inc., 4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[1,3]	105,000	93,581

Insurance—5.8%
Catlin Insurance Co. Ltd., 5.33% [US0003M+297.5] Jr. Sub. Perpetual Bonds[1,2,3]	100,000	99,750
Hartford Financial Services Group, Inc. (The), 4.468% [US0003M+212.5] Jr. Sub. Nts., 2/12/47[1,3]	100,000	94,750
Liberty Mutual Group, Inc., 5.246% [US0003M+290.5] Jr. Sub. Nts., 3/15/37[1,3]	102,000	99,705
Lincoln National Corp., 4.678% [US0003M+235.75] Jr. Sub. Nts., 5/17/66[1]	215,000	205,183
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[1,2]	100,000	101,980

		601,368

Industrials—3.8%
Industrial Conglomerates—1.9%
General Electric Co., 5.00% Jr. Sub. Perpetual Bonds[2,4]	200,000	197,550

Trading Companies & Distributors—1.9%
ILFC E-Capital Trust I, 4.57% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[1,3]	205,000	192,188

11      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Utilities—1.9%
Electric Utilities—0.9%
NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[1]	$100,000	$93,434

Multi-Utilities—1.0%
WEC Energy Group, Inc., 4.455% [US0003M+211.25] Jr. Sub. Nts., 5/15/67[1]	105,000	104,086

Total Corporate Bonds and Notes (Cost $6,766,049)		6,551,275

	Shares
Preferred Stocks—34.9%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	3,904	100,918
American Homes 4 Rent, 6.35% Cum., Non-Vtg.	3,997	100,445
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][1]	9,321	252,599
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	3,836	99,889
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	4,150	104,746
eBay, Inc., 6.00% Cv.	3,859	101,492
Entergy Texas, Inc., 5.625% First Mortgage	4,075	105,828
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg. [US0003M+371][1]	5,107	138,451
First Republic Bank, 7.00% Non-Cum.	3,807	97,878
GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][1]	9,836	258,687
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	9,674	257,715
Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	3,821	99,805
KeyCorp, 6.125% Non-Cum., Non-Vtg. [US0003M+389.2][1]	7,298	194,711
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][1]	6,232	160,100
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][1]	5,649	151,732
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	2,309	62,966
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg. [US0003M+406.7][1]	8,016	220,039
Prudential Financial, Inc., 5.75% Jr. Sub.	2,002	51,271
Public Storage, 5.20% Cum., Series X, Non-Vtg.	4,225	106,090
Qwest Corp., 7.00% Sr. Unsec.	6,950	169,997
Senior Housing Properties Trust, 6.25% Sr. Unsec., Non-Vtg.	3,856	99,176
State Street Corp., 6.00% Non-Cum., Non-Vtg.	5,879	153,442
Synovus Financial Corp., 6.30% Non-Cum., Series D, Non-Vtg. [US0003M+335.2][1,5]	3,993	102,381
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][1]	8,332	230,796
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	4,056	101,603
Wells Fargo & Co., 6.625% Non-Cum Non-Vtg. [US0003M+369][1]	3,661	100,678

Total Preferred Stocks (Cost $3,616,520)		3,623,435

12      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

	Shares	Value
Investment Company—3.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.85%[6,7] (Cost $409,412)	409,412	$409,412
Total Investments, at Value (Cost $10,791,981)	102.0%	10,584,122
Net Other Assets (Liabilities)	(2.0)	(207,070)

Net Assets	100.0%	$10,377,052

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,414,537 or 13.63% of the Fund’s net assets at period end.

4. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

5. Non-income producing security.

6. Rate shown is the 7-day yield at period end.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares February 12, 2018 (Commencement of Operations)	Gross Additions	Gross Reductions	Shares June 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	17,265,675	16,856,263	409,412

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$409,412	$2,231	$—	$—

Futures Contracts as of June 30, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation / (Depreciation)
United States Treasury Nts., 10 yr.	Sell	9/19/18	1	USD 120	$120,188	$109

13      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:
Definitions
30YR CMT	30 Year Constant Maturity Treasury
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

14      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $10,382,569)	$10,174,710
Affiliated companies (cost $409,412)	409,412

10,584,122
Cash used for collateral on futures	2,000
Receivables and other assets:
Investments sold	193,132
Interest and dividends	94,796
Other	8,050

Total assets	10,882,100

Liabilities
Bank overdraft	242,104
Payables and other liabilities:
Investments purchased	258,767
Shareholder communications	1,205
Trustees’ compensation	873
Distribution and service plan fees	53
Other	2,046

Total liabilities	505,048

Net Assets	$10,377,052

Composition of Net Assets
Par value of shares of beneficial interest	$1,063
Additional paid-in capital	10,629,180
Accumulated net investment income	11,569
Accumulated net realized loss on investments	(57,010)
Net unrealized depreciation on investments	(207,750)

Net Assets	$10,377,052

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $332,224 and 34,046 shares of beneficial interest outstanding)	$9.76

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.24

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,739,086 and 997,998 shares of beneficial interest outstanding)	$9.76

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $305,742 and 31,327 shares of beneficial interest outstanding)	$9.76

See accompanying Notes to Financial Statements.

15      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT

OF OPERATIONS For the Period Ended June 30, 20181 Unaudited

Investment Income
Interest	$153,931
Dividends:
Unaffiliated companies	79,788
Affiliated companies	2,231

Total investment income	235,950

Expenses
Management fees	25,298
Distribution and service plan fees—Class A	99
Transfer and shareholder servicing agent fees:
Class A	81
Class I	1,125
Class Y	162
Shareholder communications:
Class A	45
Class I	1,357
Class Y	13
Legal, auditing and other professional fees	19,007
Custodian fees and expenses	3,737
Trustees’ compensation	1,561
Other	1,974

Total expenses	54,459
Less waivers and reimbursements of expenses	(25,084)

Net expenses	29,375

Net Investment Income	206,575
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investment transactions in unaffiliated companies	(55,476)
Futures contracts	(1,534)

Net realized loss	(57,010)
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(207,859)
Futures contracts	109

Net change in unrealized appreciation/depreciation	(207,750)

Net Decrease in Net Assets Resulting from Operations	$(58,185)

1. For the period February 12, 2018 (commencement of operations) to June 30, 2018.

See accompanying Notes to Financial Statements.

16      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS Unaudited

Period Ended June 30, 2018[1]
Operations
Net investment income	$206,575
Net realized loss	(57,010)
Net change in unrealized appreciation/depreciation	(207,750)

Net decrease in net assets resulting from operations	(58,185)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,709)
Class I	(187,234)
Class Y	(5,063)

(195,006)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	337,045
Class I	9,979,970
Class Y	313,198

10,630,213

Net Assets
Total increase	10,377,022
Beginning of period	30[2]

End of period (including accumulated net investment income of $11,569)	$10,377,052

1. For the period from February 12, 2018 (commencement of operations) to June 30, 2018.

2. Reflects the value of the Manager’s seed money invested on February 6, 2018.

See accompanying Notes to Financial Statements.

17      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Period Ended June 30, 2018[1] (Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.19
Net realized and unrealized loss	(0.26)

Total from investment operations	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)
Net asset value, end of period	$9.76

Total Return, at Net Asset Value[3]	(0.68)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$332
Average net assets (in thousands)	$129
Ratios to average net assets:[4]
Net investment income	4.91%
Total expenses[5]	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%
Portfolio turnover rate	16%

1. For the period from February 12, 2018 (commencement of operations) to June 30, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended June 30, 2018	1.96%

See accompanying Notes to Financial Statements.

18      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Class I	Period Ended June 30, 2018[1] (Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.20
Net realized and unrealized loss	(0.25)

Total from investment operations	(0.05)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)
Net asset value, end of period	$9.76

Total Return, at Net Asset Value[3]	(0.53)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,739
Average net assets (in thousands)	$9,844
Ratios to average net assets:[4]
Net investment income	5.31%
Total expenses[5]	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%
Portfolio turnover rate	16%

1. For the period from February 12, 2018 (commencement of operations) to June 30, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended June 30, 2018	1.39%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Period Ended June 30, 2018[1] (Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.19
Net realized and unrealized loss	(0.25)

Total from investment operations	(0.06)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)
Net asset value, end of period	$9.76

Total Return, at Net Asset Value[3]	(0.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$306
Average net assets (in thousands)	$252
Ratios to average net assets:[4]
Net investment income	5.13%
Total expenses[5]	1.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%
Portfolio turnover rate	16%

1. For the period from February 12, 2018 (commencement of operations) to June 30, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended June 30, 2018	1.55%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer Preferred Securities and Income Fund (the “Fund”), a series of Oppenheimer Integrity Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a contingent deferred sales charge (“CDSC”), however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

21      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions since commencement of operations on February 12, 2018 and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $57,010. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement

22      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

2. Significant Accounting Policies (Continued)

and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$10,791,981
Federal tax cost of other investments	(120,297)

Total federal tax cost	$10,671,684

Gross unrealized appreciation	$37,574
Gross unrealized depreciation	(245,324)

Net unrealized depreciation	$(207,750)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

23      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

24      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Bonds and Notes	$—	$6,551,275	$—	$ 6,551,275
Preferred Stocks	3,623,435	—	—	3,623,435
Investment Company	409,412	—	—	409,412

Total Investments, at Value	4,032,847	6,551,275	—	10,584,122
Other Financial Instruments:
Futures Contracts	109	—	—	109

Total Assets	$4,032,956	$6,551,275	$—	$ 10,584,231

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the

25      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 94% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of

26      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

5. Market Risk Factors (Continued)

assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is

27      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $60,042 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include

28      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

6. Use of Derivatives (Continued)

the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

29      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$(1,534)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$109

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended June 30, 2018[1,2]
	Shares	Amount
Class A
Sold	33,877	$335,401
Dividends and/or distributions reinvested	256	2,511
Redeemed	(88)	(867)

Net increase	34,045	$337,045

Class I
Sold	997,997	$9,979,970
Dividends and/or distributions reinvested	—	—
Redeemed	—	—

Net increase	997,997	$9,979,970

Class Y
Sold	31,011	$310,105
Dividends and/or distributions reinvested	315	3,093
Redeemed	—	—

Net increase	31,326	$313,198

1. For the period from February 12, 2018 (commencement of operations) to June 30, 2018.

2. The Fund sold one share of Class A, Class I and Class Y at a value of $10 to the Manager upon seeding the Fund

30      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

7. Shares of Beneficial Interest (Continued)

on February 6, 2018. These amounts are not reflected in the table above.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$11,624,624	$1,185,018

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.65%
Next $500 million	0.60
Next $4 billion	0.55
Over $5 billion	0.53

The Fund’s effective management fee for the reporting period was 0.65% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

31      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Period Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor
June 30, 2018	$732	$—

32      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.19% for Class A shares, 0.75% for Class I shares and 0.94% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$402
Class I	23,944
Class Y	591

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $147 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Effective July 17, 2018, the Facility was increased to $1.95 billion. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

33      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. The Board received information regarding the proposed services, fees, and expenses of the Fund.

The Managers provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ proposed services, (ii) the proposed fees and projected expenses of the Fund, including estimated and comparative fee and expense information, (iii) the estimated cost to the Manager and its affiliates of providing services, (iv) whether economies of scale are expected to be realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors, and (v) other benefits that are expected to accrue to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services to be provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Board also considered that the Managers’ duties will include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global will be responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. The Board took into account that OFI Global will be responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global will also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Managers’ resources that will be available to the Fund. The Board considered the history, reputation, qualification and background of the Sub-Adviser, and the fact that the Sub-Adviser had over 50 years of experience as an investment adviser and that its assets

34      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services to be provided, the Board considered the experience of Helena Lee, the portfolio manager OFI plans to have manage the Fund, and the Managers’ investment team and analysts. The Board members also considered the totality of their experiences with the Managers as trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services to be provided by affiliates of the Managers, which its members have become knowledgeable about in connection with other funds advised by the Managers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund should benefit from the services to be provided under the Agreements.

Investment Performance. Because the Fund has no operating history, the Board was unable to consider the Fund’s performance. However, the Board considered that OFI had been managing a similar investment strategy as a sleeve of two other Oppenheimer funds.

Costs of Services to be Provided by the Manager. The Board reviewed the fees to be paid to the Managers and the other expenses to be borne by the Fund. The Managers provided comparative data in regard to the proposed fees and expenses of the Fund based on a subset of other funds classified by an independent service provider as being in the same category as the Fund. Based on this information, the Fund’s contractual management fee is expected to be lower than the median and average of the selected peer group of mutual funds. The Fund’s net expense ratio for Class A shares is expected to be higher by 0.01% than the median of the selected peer group of mutual funds median and lower than the average of the selected peer group of mutual funds. The Board also considered that the Adviser proposed to contractually waive a portion of its management fees and/or reimburse the Fund for certain of its expenses so that total annual fund operating expenses after any fee waiver and/or expense reimbursement (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) will not exceed 1.19% of average annual net assets for Class A Shares, 0.94% for Class Y shares, and 0.75% for Class I Shares.

Economies of Scale. The Board considered information regarding the Managers’ anticipated costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that it is proposed that the Fund will have management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

35      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In evaluating other benefits that accrue to the Managers from their relationship with the Fund, the Board noted that OFI Global is the Transfer Agent for the Fund through it operating division, Shareholder Services, Inc., an affiliate of the Managers, is the sub-transfer agent and that OppenheimerFunds Distributor, Inc., an affiliate of the Managers, is the Fund’s Distributor. The Fund compensates the Transfer Agent and the Distributor in connection with the provision of those services. The Board reviewed and approved the written contracts for each which set forth the anticipated services to be provided by those entities and their estimated costs in so doing. The Board also considered information that was provided regarding the direct and indirect benefits the Managers are expected to receive as a result of their relationship with the Fund and research that may be provided to OFI in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

The Board, including the independent Trustees members, considered the data provided by the Managers and concluded that sufficient information had been provided to allow them to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreement and the reasonableness of the proposed investment advisory fee and sub-advisory fee. It also considered that the Managers and their affiliates have been the investment advisers for other Oppenheimer funds for a number of years and that it has found the performance of the Managers to be satisfactory. They concluded that the Fund’s proposed management fees are reasonable in light of the services to be provided to the Fund.

The Board, including the independent Board members, concluded that the Board should approve the Agreements through November 30, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

36      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

37      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Preferred Securities and Income Fund	4/27/18	91.7%	0.0%	8.3%
Oppenheimer Preferred Securities and Income Fund	5/30/18	93.3%	0.0%	6.7%

38      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Helena Lee, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

39      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

40      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS4917.001.0618 August 24, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/17/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/17/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/17/2018